SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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LANDSTAR SYSTEM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LANDSTAR SYSTEM, INC.

13410 Sutton Park Drive South

Jacksonville, Florida 32224

April 11, 2017

To the Stockholders of Landstar System, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Landstar System, Inc., on Tuesday, May 23, 2017, at 9:00 a.m., local time, to be held in the first floor conference room of the principal offices of Landstar System, Inc., at the address above. A notice of meeting, a proxy card, the 2016 Annual Report on Form 10-K and a Proxy Statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. Accordingly, please vote promptly by telephone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed pre-addressed, postage-paid envelope even if you are planning to attend the meeting. Instructions for voting by telephone or via the Internet are included on the enclosed proxy card.

I look forward to the Annual Meeting of Stockholders and I hope you will attend the meeting or be represented by proxy.

JAMES B. GATTONI
President and Chief Executive Officer

LANDSTAR SYSTEM, INC.

13410 Sutton Park Drive South

Jacksonville, Florida 32224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 23, 2017

Notice is hereby given that the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of Landstar System, Inc., a Delaware corporation (the “Company”), will be held in the first floor conference room of the principal offices of Landstar System, Inc., at the address above, on Tuesday, May 23, 2017, at 9:00 a.m., local time, for the following purposes:

(1) To elect two Class III Directors whose terms will expire at the 2020 Annual Meeting of Stockholders;

(2) To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017;

(3) To hold an advisory vote on executive compensation;

(4) To hold an advisory vote on the frequency of the advisory vote on executive compensation;

(5) To consider approval of the Company’s Executive Incentive Compensation Plan (the “EICP”); and

(6) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 28, 2017 will be entitled to notice of, and to vote at, the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and during business hours from May 9, 2017 to the date of the meeting at the address set forth above, the Company’s corporate headquarters.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder meeting to be held on May 23, 2017:

•	The proxy statement and annual report to security holders are available at www.landstar.com.

All stockholders are cordially invited to attend the meeting in person. Whether you expect to attend the 2017 Annual Meeting or not, your proxy vote is very important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

By Order of the Board of Directors

MICHAEL K. KNELLER
Vice President, General Counsel and Secretary

Jacksonville, Florida

April 11, 2017

IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED

AND RETURNED PROMPTLY

LANDSTAR SYSTEM, INC.

PROXY STATEMENT

April 11, 2017

INTRODUCTION

This Proxy Statement (the “Proxy Statement”) is furnished to the stockholders of Landstar System, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) to be voted at the 2017 Annual Meeting of Stockholders to be held on Tuesday, May 23, 2017 at 9:00 a.m., local time (the “2017 Annual Meeting”). The 2016 Annual Report to Stockholders (which, notwithstanding anything herein to the contrary, does not form a part of the proxy solicitation material relating to this Proxy Statement), including the financial statements of the Company for fiscal year 2016, is enclosed herewith (the “2016 Annual Report”). The mailing address of the principal executive offices of the Company is 13410 Sutton Park Drive South, Jacksonville, Florida 32224. This Proxy Statement, accompanying form of proxy, Notice of 2017 Annual Meeting and 2016 Annual Report are being mailed to the stockholders of the Company on or about April 11, 2017.

RECORD DATE

The Board has fixed the close of business on March 28, 2017 as the record date for the 2017 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the 2017 Annual Meeting in person or by proxy.

PROXIES

Shares cannot be voted at the 2017 Annual Meeting unless the owner thereof is present in person or by proxy. The proxies named on the enclosed proxy card were appointed by the Board to vote the shares of Common Stock of the Company, par value $0.01 per share (“Common Stock”), represented by the proxy card. If a stockholder does not return a signed proxy card with respect to any of his or her shares, such shares cannot be voted by proxy. Stockholders are urged to mark the boxes on the proxy card to show how his or her shares are to be voted. All properly executed and unrevoked proxies in the accompanying form that are received in time for the 2017 Annual Meeting will be voted at the 2017 Annual Meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted as follows: (i) “FOR” the election of the two Class III Directors nominated by the Board and named in this Proxy Statement; (ii) “FOR” the ratification of KPMG LLP as the independent registered public accounting firm for the Company; (iii) “FOR” the proposal regarding an advisory vote on executive compensation; (iv) every “ONE” year as the frequency of an advisory vote on executive compensation; and (v) “FOR” the approval of the Company’s Executive Incentive Compensation Plan (the “EICP”). Each of these proposals is more fully described in this Proxy Statement. The proxy card also confers discretionary authority on the proxies to vote on any other matter not presently known to management that may properly come before the 2017 Annual Meeting.

Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before such proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of the revocation of such proxy to the Secretary of the Company received before such proxy is voted or (iii) by such person(s) voting in person at the 2017 Annual Meeting.

The Board has selected Broadridge Investor Communication Solutions, Inc. as Inspector of Election (the “Inspector”) pursuant to Article I of the Company’s Bylaws, as amended and restated (the “Bylaws”). The

Inspector shall ascertain the number of shares of Common Stock outstanding, determine the number of shares represented at the 2017 Annual Meeting by proxy or in person and count all votes. Each stockholder shall be entitled to one vote for each share of Common Stock held by such stockholder and such votes may be cast either in person or by proxy.

PROXY SOLICITATION

The cost of the preparation of proxy materials and the solicitation of proxies will be paid by the Company. The Company has engaged Georgeson LLC. as the proxy solicitor for the 2017 Annual Meeting for a fee of approximately $7,500 plus reasonable expenses. In addition to the use of the mails, certain directors, officers or employees of the Company may solicit proxies by telephone or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A description of the procedures as to how stockholders may send communications to the Board or individual Board members is included on the Company’s website at www.landstar.com under Investor Relations/Corporate Governance.

VOTING SECURITIES

Shares of Common Stock are the only class of voting securities of the Company which are outstanding. On March 28, 2017, 41,921,845 shares of Common Stock were outstanding. At the 2017 Annual Meeting, each stockholder of record at the close of business on March 28, 2017 will be entitled to one vote for each share of Common Stock owned by such stockholder on that date as to each matter properly presented to the 2017 Annual Meeting. The holders of a majority of the total number of the issued and outstanding shares of Common Stock on such date shall constitute a quorum for purposes of the 2017 Annual Meeting (a “Quorum”).

PROPOSAL NUMBER ONE — ELECTION OF DIRECTORS

The Board is divided into three classes (Class I, Class II and Class III), with directors of the Board (collectively, “Directors”) in each class serving staggered three-year terms. At each annual meeting of stockholders, the terms of the Directors in one of these three classes is scheduled to expire. At that annual meeting of stockholders, Directors are elected to a class to succeed the Directors whose terms are then expiring, with the terms of that class of Directors so elected to expire at the third annual meeting of stockholders thereafter. Pursuant to the Bylaws, in furtherance of dividing the Board into classes that are as nearly equal in number as possible, the Board may nominate one or more persons for election to the Board and the stockholders may elect such nominee to a class of Directors having a term that expires less than three years after the annual meeting of stockholders at which such nominee is elected.

There are currently seven members of the Board: two Class III Directors whose terms will expire at the 2017 Annual Meeting, two Class I Directors whose terms will expire at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), and three Class II Directors whose terms will expire at the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). The Board has nominated Mr. David G. Bannister and Mr. George P. Scanlon as Class III Directors for election at the 2017 Annual Meeting.

Michael A. Henning, the Company’s other current Class III Director, has informed the Board of his desire to retire from the Board upon the completion of his current term as of the 2017 Annual Meeting. The Board thanked Mr. Henning for his many years of leadership, which included his service as a Director of the Company from 2007 to 2017 and Chairman of the Audit Committee from 2013 to 2017.

Mr. Scanlon, who does not currently serve on the Board, would fill the vacancy left by Mr. Henning’s retirement from the Board. Should the stockholders elect Mr. Scanlon to the Board at the 2017 Annual Meeting, Mr. Scanlon would constitute an “independent director,” as defined in Rule 5605(a)(2) of the Listing Rules of the NASDAQ Stock Market and Item 407(a) of Regulation S-K promulgated under the Securities and Exchange Act of 1934, including the rules and regulations promulgated thereunder (the “Securities Act”) and would meet the requirements of Rule 5605(c)(2)(A) of such NASDAQ rules and Item 407(a) of Regulation S-K promulgated under the Securities Act. Further, it is anticipated that following his election, Mr. Scanlon would be appointed to serve on the audit, compensation, nominating and corporate governance, safety and risk, and strategic planning committees of the Board, each as further described below. Mr. Scanlon also meets the additional requirements for audit committee member independence set forth in Rule 10A-3 under the Securities Act.

It is intended that the shares represented by the accompanying form of proxy will be voted at the 2017 Annual Meeting for the election of nominees Mr. Bannister and Mr. Scanlon as Class III Directors each for a term to expire at the 2020 Annual Meeting, unless the proxy specifies otherwise. Mr. Bannister and Mr. Scanlon have each indicated his willingness to serve as a member of the Board, if elected.

If, for any reason not presently known, Mr. Bannister or Mr. Scanlon is not available for election at the time of the 2017 Annual Meeting, the shares represented by the accompanying form of proxy may be voted for the election of one or more substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for such substitute nominee(s).

Assuming the presence of a Quorum, to be elected, a nominee must receive the affirmative vote of a majority of the votes cast by the holders of Common Stock with respect to that director’s election at the 2017 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

DIRECTORS OF THE COMPANY

The following information describes the principal occupation or employment, other affiliations and business experience of each of the nominees named above for election as a Class III Director and the other persons whose terms as Directors will continue after the 2017 Annual Meeting.

Name	Age	Business Experience
CLASS III — Nominees to serve as Directors until the 2020 Annual Meeting of Stockholders

David G. Bannister	61

Mr. Bannister has been a Director of the Company since April 1991. Mr. Bannister is a private investor. From May 2005 to September 2014, Mr. Bannister held a number of positions with FTI Consulting, Inc. (“FTI”), a global business consulting firm listed on the NYSE.    Effective April 1, 2011, Mr. Bannister was elected to the position of Chairman of the North American Region of FTI. In this capacity, Mr. Bannister had operating and profitability responsibility for FTI’s client-service operations and business segments. Mr. Bannister served as Executive Vice President and Chief Financial Officer of FTI from March 2010 to April 2011, Executive Vice President – Corporate Development and Chief Administrative Officer from December 2008 to March 2010, Executive Vice President – Corporate Development from June 2006 to December 2008 and Senior Vice President – Business Development from May 2005 to June 2006. From 1998 to 2003, Mr. Bannister was a General Partner of Grotech Capital Group, Inc., a private equity and venture capital firm. Prior to joining Grotech Capital Group, Inc. in May 1998, Mr. Bannister was a Managing Director at Deutsche Bank Alex Brown Incorporated.

Mr. Bannister has broad financial and strategic experience through a long career that has included work as (i) an investment banker focused on the transportation sector, (ii) a private equity and venture capital investor and (iii) as a senior executive with FTI. In his former capacity as a senior executive with FTI, Mr. Bannister was involved extensively with FTI’s operational strategy and global expansion, with responsibility for all of FTI’s business segments, budgeting and strategic growth initiatives. Earlier in his career, Mr. Bannister was a certified public accountant with Deloitte, Haskins and Sells and has extensive experience with financial reporting and auditing matters. The Board believes Mr. Bannister’s experience, together with his over 25 years of service as a Director of the Company, allows him to bring a sophisticated, diverse and seasoned business perspective to the Board.

Name	Age	Business Experience

George P. Scanlon	59

Mr. Scanlon is a private investor. From 2010 to 2013, Mr. Scanlon was the Chief Executive Officer of Fidelity National Financial, Inc. (“FNF”) after serving as Chief Operating Officer of FNF earlier in 2010. FNF, listed on the NYSE, is the nation’s largest title insurance company through its title insurance underwriters and a leading provider of technology and transaction services to the real estate and mortgage industries. Mr. Scanlon also served as the Executive Vice President—Finance of Fidelity National Information Services from 2009 to 2010, and the Chief Financial Officer of Fidelity National Information Services, also listed on the NYSE, from 2008 to 2009. Prior to working at FNF, Mr. Scanlon served as the Chief Financial Officer at several companies, including BFC Financial Corporation (now BBX Capital Corporation) from 2007 to 2008, Levitt Corporation from 2004 to 2008 and DataCore Software Corporation from 2001 to 2004. Earlier in his career, Mr. Scanlon also worked approximately 18 years for Ryder System, Inc., a NYSE-listed transportation and supply chain management solutions company, in a number of financial, audit and strategic roles, and at Price Waterhouse (now PricewaterhouseCoopers International Limited) (“PwC”) as an accountant.

Mr. Scanlon has broad business, financial and strategic expertise through a long career with both public and private companies in a number of industries. Mr. Scanlon’s service as an executive at FNF, and particularly his service as the former Chief Executive Officer of FNF, brings valuable experience to the Board. FNF also owned minority or majority equity positions in a number of private portfolio companies on whose boards Mr. Scanlon served, including Comdata, Inc., a leading provider of fleet management and B2B payment solutions for the trucking industry and a key vendor to the Company. Mr. Scanlon also offers a very strong financial background, having served as the chief financial officer at a number of companies, as a financial executive at Ryder System, Inc., and as an accountant at PwC.

Name	Age	Business Experience
CLASS I — Directors whose terms expire at the 2018 Annual Meeting of Stockholders

James B. Gattoni	55

Mr. Gattoni was appointed as a Director of the Company by the Board on January 29, 2015, and, subsequently, was elected by the Company’s stockholders at the 2015 Annual Meeting as a Class I Director. Mr. Gattoni has been President and Chief Executive Officer of the Company since December 29, 2014, the first business day of the Company’s 2015 fiscal year. Mr. Gattoni was President and Chief Financial Officer of the Company from January 2014 to December 28, 2014. Mr. Gattoni was Executive Vice President and Chief Financial Officer from January 2013 to January 2014. Mr. Gattoni was Vice President and Chief Financial Officer of the Company from April 2007 to January 2013. Mr. Gattoni was Vice President and Co-Chief Financial Officer of the Company from January 2007 to April 2007. He was Vice President and Corporate Controller of Landstar System Holdings, Inc. (“LSHI”) from July 2000 to January 2007. He was Corporate Controller of LSHI from November 1995 until July 2000. He is also an officer or director of each of the Company’s subsidiaries and is a trustee of the Landstar Scholarship Fund.

Mr. Gattoni has significant financial, administrative and operational experience with the Company, having served as the Chief Financial Officer from 2007 through 2014 and as President of the Company since 2014. Mr. Gattoni has been instrumental in contributing to the growth of Landstar over his twenty year career with the Company and, as Chief Executive Officer, is responsible for leading the overall strategic direction of the enterprise. Prior to joining the Company, Mr. Gattoni was a certified public accountant with KPMG for approximately eight years.

Name	Age	Business Experience

Anthony J. Orlando	57

Mr. Orlando was appointed as a Director of the Company by the Board on May 19, 2015, and, subsequently, was elected by the Company’s stockholders at the 2016 Annual Meeting as a Class I Director. Mr. Orlando is currently a private investor. From October 2004 until March 2015, Mr. Orlando served as the President and Chief Executive Officer of Covanta Holding Corporation (“Covanta”), a leading provider of sustainable waste and energy solutions listed on the New York Stock Exchange (“NYSE”). Prior to serving as the President and Chief Executive Officer of Covanta, Mr. Orlando was the President and Chief Executive Officer of Covanta Energy from November 2003 to October 2004. From March 2003 to November 2003, Mr. Orlando served as Senior Vice President, Business and Financial Management of Covanta Energy. Mr. Orlando served in various other capacities with Covanta and its affiliates beginning in 1987. Mr. Orlando also serves on the board of directors of Covanta.

Mr. Orlando has extensive business experience, having served in a number of different roles at Covanta with responsibility for, among other areas, strategic, operational and financial matters. The Board believes Mr. Orlando’s service, in particular as Chief Executive Officer of Covanta, adds valuable expertise to the Board.

Name	Age	Business Experience
CLASS II — Directors whose terms expire at the 2019 Annual Meeting of Stockholders

Homaira Akbari	56

Dr. Akbari was appointed as a Director of the Company by the Board in January 2013, and, subsequently, was elected by the Company’s stockholders at the 2013 Annual Meeting of Stockholders as a Class II Director. Dr. Akbari is currently the President and Chief Executive Officer of AKnowledge Partners, LLC, a global advisory firm providing high-impact consultative strategies and advice to Fortune 1000 companies and private equity firms in the sectors of The Internet of Things, security, big data and analytics. From 2007 to 2012, Dr. Akbari was the President and Chief Executive Officer of SkyBitz, Inc., a leading provider of remote asset tracking and security solutions specializing in real-time decision-making tools for companies with unpowered assets such as truck trailing equipment, intermodal containers and rail cars. Prior to her service with SkyBitz, Dr. Akbari held executive positions at Microsoft Corporation, Thales Group, TruePosition, Inc., a subsidiary of Liberty Media Corporation, and Cambridge Strategic Management Group (CSMG). Dr. Akbari holds a Ph.D. in particle physics from Tufts University and also presently serves as the Chair of the Johns Hopkins University Physics and Astronomy Advisory Council. Dr. Akbari also serves on the Board of Directors of Banco Santander, S.A., a company incorporated in Spain and listed on the BME Madrid, GEMALTO N.V., a company incorporated in the Netherlands and listed on the Euronext Amsterdam and Euronext Paris and Veolia S.A., a company incorporated in France and listed on the Euronext Paris.

Dr. Akbari has extensive business experience, with an emphasis on the use of technology within the transportation and logistics sector. The Board believes Dr. Akbari’s experience as leading AKnowledge Partners and as the former Chief Executive Officer of SkyBitz, a major technology vendor to the transportation sector, as well as to many industrial sectors served by the Company, provides important technological and business expertise to the Board. The Board also believes that Dr. Akbari’s prior executive service in various capacities with a number of large multinational corporations provides the Board with additional expertise in international matters.

Name	Age	Business Experience

Diana M. Murphy	60

Ms. Murphy was elected by the Board of Directors as non-executive Chairman of the Board on May 19, 2015. Ms. Murphy served as Lead Independent Director of the Board from May 2012 to May 2015. Ms. Murphy has been a Director of the Company since February 1998. Ms. Murphy is a Managing Director of Rocksolid Holdings, LLC, a private equity firm. She was the Managing Director of the Georgia Research Alliance Venture Fund from 2012 to 2015. From 1997 to 2007, she was a Managing Director at Chartwell Capital Management Company, a private equity firm. Prior to that time, Ms. Murphy spent over 15 years in various senior management positions in the publishing industry. Ms. Murphy also serves on the Board of Directors of CTS Corporation, a NYSE listed company. Ms. Murphy serves on the Board of Directors of several private companies and non-profit organizations and is President and member of the Executive Committee of the United States Golf Association.

Ms. Murphy has extensive experience in business management, having served as a Managing Director of several private equity firms, as a board member of numerous portfolio companies of these private equity firms and as an executive in the media and communications industry. The Board believes Ms. Murphy’s work across a range of companies operating in different industry sectors, together with her strong background in strategic planning, marketing and management development, allows her to add important perspective and experience to the Board.

Name	Age	Business Experience

Larry J. Thoele	66

Mr. Thoele was appointed as a Director of the Company by the Board in January 2013, and, subsequently, was elected by the Company’s stockholders at the 2013 Annual Meeting of Stockholders as a Class II Director. Mr. Thoele served as an audit partner with KPMG LLP from 1982 to 2009. Mr. Thoele also served as Managing Partner of the Jacksonville office of KPMG from 1991 to 2007, partner in charge of the North Florida audit practice of KPMG from 1996 to 2007 and as a lead partner in KPMG’s private equity practice from 2007 to 2009. Mr. Thoele also served as KPMG’s audit engagement partner with the Company from 2002 to 2006.

Mr. Thoele has extensive financial and audit experience, having served as an audit partner for KPMG for 27 years. During his career with KPMG, Mr. Thoele served as the engagement partner for a number of transportation and logistics companies in addition to the Company. Mr. Thoele also has extensive experience working with companies in sectors served by the Company, including oil and gas, manufacturing, food and beverage and retail. In addition to his breadth of experience and expertise in the accounting, auditing and risk management fields, the Board believes Mr. Thoele’s service as the Company’s audit engagement partner while with KPMG brings valuable in-depth knowledge of the Company’s accounting policies, systems and internal controls to the Board.

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings and acts by written consent when matters require Board action between scheduled meetings. In addition, the Independent Directors (as defined below) of the Board meet regularly in executive session without any other members of management or the Board present.

Attendance at Annual Meetings

Each member of the Board is required to attend all meetings (whether special or annual) of the stockholders of the Company. In the case where a Director is unable to attend a special or annual stockholders’ meeting, such absence shall be publicly disclosed in the subsequent Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) and an explanation for such absence shall be provided to the Company’s Nominating and Corporate Governance Committee. Any consideration of additional Company action, as appropriate, with respect to such absence shall be solely within the discretion of the Nominating and Corporate Governance Committee of the Board. All current Board members attended the 2016 Annual Meeting.

Attendance at Board Meetings

During the Company’s 2016 fiscal year, the Board held four regular meetings, six telephonic meetings, and did not act by unanimous written consent. During the Company’s 2016 fiscal year, each current Director who served on the Board in 2016 attended 75% or more of the total number of meetings of the Board and all committees of the Board on which such Director serves.

Independent Directors

Each of Homaira Akbari, David G. Bannister, Michael A. Henning, Diana M. Murphy, Anthony J. Orlando and Larry J. Thoele is an “independent director,” as defined in Rule 5605(a)(2) of the Listing Rules of the NASDAQ Stock Market and Item 407(a) of Regulation S-K promulgated under the Securities Act and meets the requirements of Rule 5605(c)(2)(A) of such NASDAQ rules and Item 407(a) of Regulation S-K promulgated under the Securities Act (such Directors are, collectively, the “Independent Directors”). The Independent Directors held four meetings during fiscal year 2016, in each case in executive session without any other members of management or the Board present. Mr. Scanlon will be an Independent Director upon his anticipated election to the Board at the 2017 Annual Meeting.

Structure and Committees of the Board

The Board has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Safety and Risk Committee and a Strategic Planning Committee to devote attention to specific subjects. The functions of these committees and the number of meetings held during 2016 are described below. The Board does not currently have an Executive Committee. The Independent Directors have elected a non-executive Chairman, whose role is further described below. In addition, the Board has established a Disclosure Committee comprised of members of management, including one employee member of the Board, to establish and maintain certain disclosure controls and procedures to ensure accurate and timely disclosure in the Company’s periodic reports filed with the SEC.

Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee solely consist of the Independent Directors, with a different Independent Director serving as the Chairman for each such committee. In addition, Dr. Akbari serves as the Chairman of the Strategic Planning Committee and Mr. Thoele serves as the Chairman of the Safety and Risk Committee, each of which is comprised of all of the Directors on the Board. Historically, each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee has typically invited Mr. Gattoni, the Director who does not serve on those committees, to attend all regular meetings of these three committees, excluding any meetings of the Compensation Committee to the extent pertaining to his executive compensation arrangements.

Leadership Structure of the Board

The leadership structure of the Board consists of: (i) a non-executive Chairman; (ii) an Independent Director serving as Chairman of the Audit Committee; (iii) an Independent Director serving as Chairman of the Compensation Committee; (iv) an Independent Director serving as Chairman of the Nominating and Corporate Governance Committee; (v) an Independent Director serving as Chairman of the Strategic Planning Committee; (vi) an Independent Director serving as the Chairman of the Safety and Risk Committee; and (vii) an employee Director who also serves as the Company’s President and Chief Executive Officer. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee consists solely of Independent Directors.

The Board believes this leadership structure is appropriate for the Company as the Company’s Chief Executive Officer is responsible for leading the overall strategic direction of the enterprise; however, the Independent Directors, led by the non-executive Chairman of the Board, retain the decision making authority of the Board because the Independent Directors consist of a majority of the members of the Board. In addition, the Independent Directors constitute the sole members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and a majority of members of the Strategic Planning Committee and the Safety and Risk Committee. The Board also believes that its leadership structure is supported by Independent Directors serving as the Chairman of each committee of the Board, as the Chairman of each committee of the Board has responsibility for setting the agenda for each meeting of that committee. Ms. Murphy, as non-executive Chairman, sets the agenda for the meetings of the Independent Directors.    Further, the Company’s internal audit function reports directly to the Audit Committee. Finally, there are no meetings of the Board or any committee of the Board at which each Independent Director is not an invited member, the Independent Directors meet regularly in executive session without any members of management present, including Mr. Gattoni, and the Independent Directors have significant input regarding the Board’s agenda and information flow.

Non-Executive Chairman

On May 19, 2015, the Board elected Diana M. Murphy to serve as non-executive Chairman of the Board for such term as the Board may determine. In appointing Ms. Murphy as the non-executive Chairman of the Board following the Company’s 2015 Annual Meeting, the Board considered Ms. Murphy’s extensive experience with the Company having served on the Board since 1998, including her service as Independent Lead Director since 2012 and her service at various times as Chairman of the Nominating and Corporate Governance Committee, the Strategic Planning Committee and the Compensation Committee.

The duties and responsibilities of the non-executive Chairman include: (i) to preside as the chairman at all meetings of the Board; (ii) to preside as the chairman at all meetings of the Independent Directors; (iii) to serve as a liaison between the Independent Directors and Mr. Gattoni; (iv) to coordinate with Mr. Gattoni to prepare meeting agendas and related materials for meetings of the Board; (v) to coordinate with the other Independent Directors of the Board to develop the agenda with respect to all meetings of the Independent Directors; (vi) to have the authority to call meetings of the Board and meetings of the Independent Directors; (vii) to approve the annual schedule of meetings of the Board; (viii) to ensure that the Board has adequate resources, including full, timely information necessary to enable the members of the Board to perform their duties; and (ix) to communicate to management, as appropriate, the results of private discussions among the Independent Directors.

In addition to the aforementioned duties, the non-executive Chairman of the Board is also the Chairman of the Nominating and Corporate Governance Committee. In that capacity, Ms. Murphy leads the process by which potential new Independent Directors are identified and evaluated. The Board believes it is important to confer this responsibility on the non-executive Chairman in order to support a Board structure where the Independent Directors retain the decision making authority of the Board.

Separation of the Roles of Chairman and Chief Executive Officer

Ms. Murphy, the former Lead Independent Director of the Company, was appointed non-executive Chairman of the Board, effective May 19, 2015. Historically, the Company has experienced periods during which the roles of Chairman of the Board and Chief Executive Officer have been combined and periods during which these roles have been separated. The Board believes that an analysis of whether the roles of Chairman of the Board and Chief Executive Officer should be separated is based on the facts and circumstances applicable at the time of the analysis and that it may not be appropriate under all circumstances to separate the roles of Chairman of the Board and Chief Executive Officer.

Classified Structure of the Board

As described above, the Board is divided into three classes (Class I, Class II and Class III), with Directors in each class serving staggered three-year terms. The Board believes it is appropriate for the Board to retain its classified structure for several reasons, including: (i) to promote the best interests of the Company and its stockholders by providing continuity and stability with respect to leadership; (ii) to facilitate long-term planning and enhance the ability of the Board to implement long-term business strategies; (iii) to help attract and retain highly qualified directors; (iv) to enhance the Company’s bargaining power on behalf of stockholders in the event of a hostile takeover attempt or other activist shareholder undertakings; and (v) to reduce vulnerability to a coercive takeover attempt and thereby make it more likely that a potential acquiror would initiate discussions with the existing Board since it cannot replace all Directors in a single election cycle.

Audit Committee

The members of the Audit Committee are Homaira Akbari, David G. Bannister, Michael A. Henning (Chairman), Diana M. Murphy, Anthony J. Orlando and Larry J. Thoele, each an Independent Director. Following Mr. Henning’s anticipated retirement from the Board and Mr. Scanlon’s anticipated election to the Board as of the 2017 Annual Meeting, the Board intends to appoint Mr. Thoele as the Chairman of the Audit Committee and Mr. Scanlon as a member of the Audit Committee.

The Charter of the Audit Committee was amended and restated by the Board at the July 28, 2016 Board meeting. The Charter of the Audit Committee more fully describes the purposes, membership, duties and responsibilities of the Audit Committee described herein. A copy of the Charter of the Audit Committee is available on the Company’s website at www.landstar.com under Investor Relations/Corporate Governance.

The Audit Committee (i) appoints the independent registered public accounting firm for the Company and monitors the performance of such firm, (ii) reviews the scope and results of the annual audits, (iii) evaluates with the independent registered public accounting firm the Company’s annual audit of the consolidated financial statements and audit of internal control over financial reporting, (iv) monitors the performance of the Company’s internal audit function, (v) reviews with management the annual and quarterly financial statements, (vi) reviews with management and the internal auditors the status of internal control over financial reporting, (vii) reviews and maintains procedures for the anonymous submission of complaints concerning accounting and auditing irregularities and (viii) reviews problem areas having a potential financial impact on the Company which may be brought to its attention by management, the internal auditors, the independent registered public accounting firm, the Board or through an anonymous submission of complaints. In addition, the Audit Committee preapproves all non-audit related services provided by the Company’s independent registered public accounting firm, currently KPMG, and approves the independent registered public accounting firm’s fees for services rendered to the Company. During the 2016 fiscal year, the Audit Committee held four meetings, seven telephonic meetings and did not act by written consent.

Compensation Committee

The members of the Compensation Committee are Homaira Akbari, David G. Bannister (Chairman), Michael A. Henning, Diana M. Murphy, Anthony J. Orlando and Larry J. Thoele, each an Independent Director. Following Mr. Henning’s anticipated retirement from the Board and Mr. Scanlon’s anticipated election to the Board as of the 2017 Annual Meeting, the Board intends to appoint Mr. Scanlon as a member of the Compensation Committee.

The Compensation Committee functions include: (i) reviewing and making determinations with respect to matters having to do with the compensation of Executive Officers and Directors of the Company and (ii) administering certain plans relating to the compensation of officers and Directors. During the Company’s 2016 fiscal year, the Compensation Committee held three meetings, no telephonic meetings and did not act by written consent.

The Charter of the Compensation Committee was amended and restated by the Board at the May 23, 2013 Board meeting. The Charter of the Compensation Committee more fully describes the purposes, membership, duties and responsibilities of the Compensation Committee described herein. A copy of the Charter of the Compensation Committee is available on the Company’s website at www.landstar.com under Investor Relations/Corporate Governance.

The Compensation Committee has full and complete discretion to establish the compensation payable to the Company’s Chief Executive Officer and the other Executive Officers and oversees the compensation payable to other employees of the Company. With regard to the Executive Officers other than the Chief Executive Officer, the Compensation Committee considers the recommendations of the Chief Executive Officer. The Compensation Committee, following authorization by the Board, has delegated to the Company’s Chief Executive Officer authority with respect to management annual salary decisions up to $150,000 per employee. In addition, the Compensation Committee has delegated to the Company’s Chief Executive Officer the authority with respect to (i) the grant of up to 1,000 stock options per employee (other than Executive Officers) without prior consultation with the chairman of the Compensation Committee or alternatively, (ii) the grant of up to 5,000 stock options per employee (other than Executive Officers) following consultation with the Chairman of the Compensation Committee. The Compensation Committee has otherwise not delegated to management any of its responsibilities with respect to the compensation of the Executive Officers of the Company, except with respect to the day to day operations of the Company’s compensation plans.

The Compensation Committee has the authority to hire and negotiate the terms of compensation for its advisers, including compensation consultants. The Compensation Committee periodically reviews the Company’s compensation programs. In 2015, the Compensation Committee was assisted by Compensation Strategies, Inc. in this process. See “Compensation, Discussion and Analysis – Compensation Consultants.”

Compensation Committee Interlocks and Insider Participation

As noted above, the members of the Compensation Committee are Homaira Akbari, David G. Bannister, Michael A. Henning, Diana M. Murphy, Anthony J. Orlando and Larry J. Thoele. All members of the Compensation Committee are Independent Directors, and no member is or has been an employee of the Company. During the Company’s 2016 fiscal year, no Executive Officer of the Company served as a member of the compensation committee (or its equivalent) or board of directors of another entity whose executive officer served on the Board or the Compensation Committee.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Homaira Akbari, David G. Bannister, Michael A. Henning, Diana M. Murphy (Chairman), Anthony J. Orlando and Larry J. Thoele, each an

Independent Director. Following Mr. Henning’s anticipated retirement from the Board and Mr. Scanlon’s anticipated election to the Board as of the 2017 Annual Meeting, the Board intends to appoint Mr. Scanlon as a member of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee functions include identifying persons for future nomination for election to the Board. During the Company’s 2016 fiscal year, the Nominating and Corporate Governance Committee held three meetings, one telephonic meeting and did not act by written consent. Stockholders who wish to submit names to the Nominating and Corporate Governance Committee for consideration for nomination to the Board should do so in writing addressed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

The Charter of the Nominating and Corporate Governance Committee was amended and restated by the Board at the July 29, 2015 Board meeting. The Charter more fully describes the purposes, membership, duties and responsibilities of the Nominating and Corporate Governance Committee described herein. A copy of the Charter of the Nominating and Corporate Governance Committee is available on the Company’s website at www.landstar.com under Investor Relations/Corporate Governance. Following the recommendation of the Nominating and Corporate Governance Committee, the Board approved revised Corporate Governance Guidelines at its July 28, 2016 meeting. The Corporate Governance Guidelines set forth, among other things, guidelines with respect to Director qualification standards and Board membership criteria, limitations on the number of public company boards on which a Director may serve, attendance of Directors at Board meetings, Director compensation, Director education, evaluation of the Company’s Chief Executive Officer and Board self-assessment. A copy of the Corporate Governance Guidelines is available on the Company’s website at www.landstar.com under Investor Relations/Corporate Governance.

The Nominating and Corporate Governance Committee oversees an annual self-evaluation conducted by the Board in order to determine whether the Board and its committees are functioning effectively. The Nominating and Corporate Governance Committee also oversees individual Director self-assessments in connection with the evaluation of each Director for purposes of making a recommendation to the Board as to the persons who should be nominated for election or re-election, as the case may be, at each upcoming annual meeting of stockholders.

The Nominating and Corporate Governance Committee considers candidates for the Board suggested by its members and other Board members, as well as management and stockholders. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for the Board based on whether or not the nominee is recommended by one of its members, another Board member, management or a stockholder. The Nominating and Corporate Governance Committee evaluates prospective nominees against a number of minimum standards and qualifications, including business experience and financial literacy. The Nominating and Corporate Governance Committee also considers such other factors as it deems appropriate, including the current composition of the Board, the balance of management Directors and Independent Directors, the need for Audit Committee or other relevant expertise, the evaluations of other prospective nominees and other individual qualities and attributes that contribute to a broad spectrum of experience among members of the Board. The Nominating and Corporate Governance Committee then determines whether to interview the prospective nominees, and, if warranted, one or more of the members of the Nominating and Corporate Governance Committee, and others as appropriate, interview such prospective nominees whether in person or by telephone. After completing this evaluation and, if warranted, interview, the Nominating and Corporate Governance Committee makes a recommendation to the Board as to the persons who should be nominated by the Board. The Board then determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Safety and Risk Committee

The members of the Safety and Risk Committee are Homaira Akbari, David G. Bannister, James B. Gattoni, Michael A. Henning, Diana M. Murphy, Anthony J. Orlando and Larry J. Thoele (Chairman). Following the

anticipated appointment of Mr. Thoele as the Chairman of the Audit Committee in connection with Mr. Henning’s expected retirement from the Board as of the 2017 Annual Meeting, the Board intends to appoint Mr. Orlando as the Chairman of the Safety and Risk Committee. In addition, following Mr. Scanlon’s anticipated election to the Board at the 2017 Annual Meeting, the Board intends to appoint Mr. Scanlon as a member of the Safety and Risk Committee.

The Safety and Risk Committee functions include the review and oversight of the Company’s safety performance, goals and strategies and the Company’s enterprise-wide risk identification, policies and procedures. The Company has also established a management risk committee, consisting of those members of executive management of the Company with ultimate responsibility for the Company’s enterprise risk management practices. The members of this committee include the President and Chief Executive Officer, the Vice President and Chief Financial Officer, the Vice President and Chief Commercial and Marketing Officer, the Vice President and Chief Safety and Operations Officer, the Vice President and Chief Information Officer, the Director of Internal Audit, the Vice President, General Counsel and Secretary, the Vice President, Transportation Administrative Services and the Vice President, Corporate Controller. The management risk committee meets on a quarterly basis to review the Company’s enterprise-wide risk identification and monitoring practices, policies and procedures. The Chairman of the management risk committee meets with the Safety and Risk Committee at least twice annually to review and discuss enterprise risk management within the Company.

During the Company’s 2016 fiscal year, the Safety and Risk Committee held three meetings, no telephonic meetings and did not act by written consent.

Strategic Planning Committee

The members of the Strategic Planning Committee are Homaira Akbari (Chairman), David G. Bannister, James B. Gattoni, Michael A. Henning, Diana M. Murphy, Anthony J. Orlando and Larry J. Thoele. Following Mr. Henning’s anticipated retirement from the Board and Mr. Scanlon’s anticipated election to the Board as of the 2017 Annual Meeting, the Board intends to appoint Mr. Scanlon as a member of the Strategic Planning Committee.

The Strategic Planning Committee functions include the review and consideration of the strategic objectives of the Company as well as the policies and procedures designed to achieve these strategic objectives. The Strategic Planning Committee solicits the views of the Company’s senior management and assesses strategic directions for implementation. During the Company’s 2016 fiscal year, the Strategic Planning Committee held three meetings, no telephonic meetings and did not act by written consent.

COMPENSATION OF DIRECTORS

For fiscal year 2016, each Independent Director was paid an annual fee of $75,000 with no additional fees payable for attendance at or participation in Board or committee meetings or service as a chairman of a committee of the Board. Ms. Murphy, the non-executive Chairman of the Board, was paid an additional $50,000 annual fee to serve in that capacity. Directors are not paid a retainer fee upon election or re-election to the Board. Directors are reimbursed for expenses incurred in connection with attending Board meetings.

In addition, a Director who was neither an officer nor an employee of the Company and who was also not a Class III Director, received a grant under the Amended and Restated 2013 Directors Stock Compensation Plan, on the first business day immediately following the May 2016 Annual Meeting, of a number of restricted shares of Common Stock equal to the quotient of $110,000 divided by the fair market value of a share of Common Stock on the date of such grant, rounded to the nearest whole number of shares. Each such grant of restricted stock vests on the date of the next Annual Meeting. The unvested shares of restricted stock are subject to forfeiture upon early departure of a Director from the Board for any reason prior to the Annual Meeting that immediately follows the Annual Meeting in respect of which such shares were granted. In respect of the 2016 Annual Meeting only, each Class III Director received a number of restricted shares of Common Stock equal to the quotient of $35,000 (rather than $110,000) divided by the fair market value of a share of Common Stock on the date of such grant, rounded to the nearest whole number of shares.

Mr. Gattoni, who is not an Independent Director, did not receive any compensation for services as Director, for services on committees of the Board or for attendance at meetings, but he was reimbursed for expenses incurred in his capacity as a Director.

Compensation paid to Directors

The following table summarizes the compensation paid to Directors, other than Mr. Gattoni, during 2016.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	All Other Compensation ($)	Total ($)
Homaira Akbari	75,000	110,015	411	185,426
David G. Bannister	75,000	35,029	595	110,624
Michael A. Henning	75,000	35,029	595	110,624
Diana M. Murphy	125,000	110,015	411	235,426
Anthony J. Orlando	75,000	110,015	397	185,412
Larry J. Thoele	75,000	110,015	411	185,426

(1)	Dr. Akbari, Mr. Bannister, Mr. Henning, Ms. Murphy, Mr. Orlando and Mr. Thoele were granted 1,674, 533, 533, 1,674, 1,674 and 1,674 restricted shares, respectively, on May 18, 2016, the first business day immediately following the date of the Company’s 2016 Annual Meeting. The fair market value of a share of Common Stock on May 18, 2016 was $65.72. At December 31, 2016, Dr. Akbari, Mr. Bannister, Mr. Henning, Ms. Murphy, Mr. Orlando and Mr. Thoele had 1,674, 1,721, 1,721, 1,674, 1,674, and 1,674 restricted shares outstanding, respectively. Dr. Akbari, Mr. Bannister, Mr. Henning, Ms. Murphy, Mr. Orlando and Mr. Thoele were paid dividends on unvested restricted stock of $411, $595, $595, $411, $397 and $411, respectively, in 2016. Dividends paid on shares of unvested restricted stock are included in All Other Compensation in the table above.

Director Stock Ownership Guidelines

The Compensation Committee of the Board has established stock ownership guidelines for Directors that recommend that each Director own a number of shares of the Company’s Common Stock in an amount no less than five times the annual cash fee payable to an outside Director within five years of such Director’s initial election to the Board. At March 28, 2017, each current Director who has served five years on the Board was in compliance with the stock ownership guidelines.

Hedging and Pledging of Common Stock by Directors

The Board has established a policy that prohibits the hedging and pledging of the Common Stock by all Directors under any circumstances.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. The Audit Committee is comprised of all of the Independent Directors. The Audit Committee operates under a written charter approved by the Board.

Management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The independent registered public accounting firm is also responsible for auditing the Company’s internal control over financial reporting. The Audit Committee is responsible for monitoring these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to the independent registered public accounting firm’s independence. The Audit Committee relies, without independent verification, on the information provided to it and on presentations and statements of fact made by management, the internal auditors and the independent registered public accounting firm.

In connection with these responsibilities, as discussed elsewhere in this Proxy Statement, the Audit Committee held four meetings and seven telephonic meetings during the Company’s 2016 fiscal year. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the independent registered public accounting firm. The Audit Committee discussed with representatives of the independent registered public accounting firm the overall scope and plans for these audits. The Audit Committee also met with representatives of KPMG, with and without management and the internal auditors present, to discuss the Company’s fiscal year 2016 financial statements and the Company’s internal control over financial reporting. The Audit Committee also reviewed and discussed the December 31, 2016 audited financial statements with management and reviewed and discussed the status of the Company’s internal control over financial reporting with management and the internal auditors. The Audit Committee also discussed with representatives of the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees”, adopted by the Public Company Accounting Oversight Board, and also received written disclosures and the letter from KPMG required by the Public Company Accounting Oversight Board regarding KPMG’s independence from the Company. The Audit Committee had discussions with representatives of the independent registered public accounting firm concerning the independence of the independent registered public accounting firm under the rules and regulations governing auditor independence promulgated under the Sarbanes-Oxley Act. The Audit Committee had discussions with management and the internal auditors concerning the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission (“SEC”) and the Sarbanes-Oxley Act to accompany the Company’s periodic filings with the SEC.

The Board has determined that Mr. Bannister, Mr. Henning, Mr. Orlando and Mr. Thoele, each an independent director under the NASDAQ and SEC audit committee structure and membership requirements, meet the SEC criteria of an “audit committee financial expert” under the standards established by Item 407(d) of Regulation S-K under the Securities Act. Mr. Bannister’s background and experience includes serving as a Managing Director of Deutsche Bank Alex Brown Incorporated, a General Partner of Grotech Capital Group, and as a senior executive with FTI Consulting, Inc., a global business consulting firm listed on the New York Stock Exchange. In addition, Mr. Bannister was a certified public accountant employed as an audit manager at the firm of Deloitte, Haskins and Sells. Mr. Henning’s background and experience includes serving in various capacities with Ernst & Young from 1961 to 2000, including Deputy Chairman of Ernst & Young from December 1999 to October 2000 and Chief Executive Officer of Ernst & Young International from September 1993 to December

1999. Mr. Orlando’s background and experience includes serving as the CEO of Covanta from 2004 to 2015, during which time he actively supervised the principal financial and accounting officer of Covanta and helped to oversee and assess the performance of public accountants with respect to the preparation, auditing and evaluation of Covanta’s financial statements. Mr. Orlando also has a Masters in Business Administration (Finance) from Seton Hall University. Mr. Thoele’s background and experience includes service as an audit partner with KPMG from 1982 to 2009. Mr. Thoele served as Managing Partner of the Jacksonville office of KPMG from 1991 to 2007, the partner in charge of the North Florida audit practice of KPMG from 1996 to 2007 and as a lead partner in KPMG’s private equity practice from 2007 to 2009.

During 2016, the Audit Committee preapproved the continuation of all non-audit services to be rendered to the Company by the independent registered public accounting firm in 2016 (which services are disclosed elsewhere in this Proxy Statement) and concluded that these services were compatible with maintaining the independence of the registered public accounting firm.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in the 2016 Annual Report, filed with the SEC on February 24, 2017. The Audit Committee has also selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2017 and has recommended to the Board that this selection be presented to the stockholders for ratification.

THE AUDIT COMMITTEE

Michael A. Henning, Chairman

Homaira Akbari

David G. Bannister

Diana M. Murphy

Anthony J. Orlando

Larry J. Thoele

EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers (the “Executive Officers”) of the Company. The Executive Officers of the Company serve at the discretion of the Board and until their successors are duly elected and qualified. For information regarding ownership of Common Stock by the Executive Officers of the Company, see “Security Ownership by Management and Others.” There are no family relationships among any of the Directors and Executive Officers of the Company or any of its subsidiaries.

Name	Age	Business Experience

James B. Gattoni	55	See previous description under “Directors of the Company.”

L. Kevin Stout	48	Mr. Stout has been an Executive Officer of the Company since December 2014. He has been Vice President, Chief Financial Officer and Assistant Secretary since December 2014. Mr. Stout served as Vice President of Finance and Corporate Controller from January 2014 to December 2014. Mr. Stout served as Vice President, Corporate Controller from 2007 to 2014. Mr. Stout held various other positions with subsidiaries of the Company since 1997. He is also an officer or director of each of the Company’s subsidiaries and is a trustee of the Landstar Scholarship Fund.

Michael K. Kneller	42	Mr. Kneller has been an Executive Officer of the Company since June 2005. He has been Vice President, General Counsel and Secretary of the Company since June 2005. Prior to joining the Company in 2005, Mr. Kneller was a corporate attorney at the law firm of Debevoise & Plimpton LLP. He is also an officer or director of each of the Company’s subsidiaries and is a trustee of the Landstar Scholarship Fund.

Patrick J. O’Malley	58	Mr. O’Malley has been an Executive Officer of the Company since January 2008. He has been Vice President and Chief Commercial and Marketing Officer of the Company since May 2011. Mr. O’Malley served as Vice President and Chief Operating Officer of the Company from January 2011 until May 2011. Mr. O’Malley served as Vice President and Co-Chief Operating Officer of the Company from August 2009 until January 2011. Mr. O’Malley has served as President of Landstar Global Logistics, Inc. and Landstar Transportation Logistics, Inc. since February 2011. Mr. O’Malley has served as President of Landstar Express America, Inc., Landstar Gemini, Inc. (“Landstar Gemini”), Landstar Inway, Inc. (“Landstar Inway”), Landstar Ligon, Inc. (“Landstar Ligon”) and Landstar Ranger, Inc. (“Landstar Ranger”) since January 2008. Mr. O’Malley was Executive Vice President of Operations for Landstar Gemini, Landstar Inway, Landstar Ligon and Landstar Ranger from January 2005 to December 2007. Mr. O’Malley held various other positions with subsidiaries of the Company since 1988.

Name	Age	Business Experience

Joseph J. Beacom	52	Mr. Beacom has been an Executive Officer of the Company since January 2006. He has been Vice President and Chief Safety and Operations Officer since May 2011. Mr. Beacom served as Vice President and Chief Safety, Security and Compliance Officer of the Company from January 2006 until May 2011. Mr. Beacom served as Vice President and Chief Safety, Security and Compliance Officer of LSHI from May 2005 to May 2011. Prior to May 2005, Mr. Beacom held various other positions with subsidiaries of the Company since 1993.

Larry S. Thomas	56	Mr. Thomas has been an Executive Officer of the Company since January 2005. He has been Vice President and Chief Information Officer of the Company since January 2005. Mr. Thomas has been Vice President and Chief Information Officer of LSHI since May 2001. Prior to May 2001, Mr. Thomas held various other positions with subsidiaries of the Company since 1994.

Compensation Discussion and Analysis

Overall Policy

The Company’s executive compensation philosophy is to attract and motivate executive talent best suited to develop and implement the Company’s business strategy. These objectives are attained by tying a significant portion of each executive’s compensation to the Company’s success in meeting specified annual corporate financial performance goals and, through the grant of stock-based awards, aligning the interests of the Named Executives to the interests of our stockholders. The Company’s philosophy is to recognize individual contributions while supporting a team approach in achieving overall business objectives and increasing shareholder value.

The key elements of the Company’s executive compensation consist of base salary, annual performance-based incentive payments and stock-based awards. The Company’s policies with respect to each of these elements, including the basis for the compensation awarded, are discussed below.

The Company’s philosophy is to pay annual compensation generally in cash, with long-term incentive compensation paid in the form of stock-based awards. Base salary is intended to constitute a modest percentage of total compensation. The annual incentive compensation plan is designed to pay substantial compensation for superior performance. Stock-based awards have historically accounted for a significant portion of each Named Executive’s total compensation. In 2016, the Company awarded both performance stock units and restricted stock to each of its Named Executives based on each individual’s level of responsibility and performance and to help align management’s future interests with that of the Company’s stockholders. No stock options were granted to a Named Executive in 2016. The Company believes that its compensation practices align executive compensation with financial performance and, as such, executive compensation arrangements are generally aligned with the Company’s variable cost business model.

The Compensation Committee of the Board is solely responsible for decisions with respect to the compensation of the Company’s President and Chief Executive Officer, James B. Gattoni. The Compensation Committee is also responsible, taking into consideration recommendations of the President and Chief Executive Officer, for decisions with respect to the compensation awarded to the other individuals whose compensation is detailed below (such other officers, together with Mr. Gattoni, collectively herein referred to as the “Named Executives”), subject to review by the entire Board.

The Company provides its stockholders with the opportunity to cast an annual advisory vote on Named Executive compensation as described elsewhere in this Proxy Statement (commonly known as a “say-on-pay” proposal). At the Company’s 2016 Annual Meeting, approximately 97% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes this affirms stockholders’ support of the Company’s approach to executive compensation. As noted above, the say-on-pay vote is advisory and therefore not binding on the Compensation Committee. However, the Compensation Committee values the opinion of the Company’s stockholders and, to the extent there were any significant vote against the Named Executive compensation as disclosed in this Proxy Statement, would consider the stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

Base Salaries

Base salaries for Named Executives are initially determined by evaluating the responsibilities of the position held and the experience of the individual. Salary adjustments are determined by evaluating the performance of the Company and of each Named Executive, and also take into account the Named Executive’s assumption of, or changes in, responsibilities, if any. The financial results of the operating functions which report into a Named Executive or for which a Named Executive otherwise has responsibility are also considered. In June 2015, the annual salary of Mr. Beacom was increased from $250,000 to $275,000 to reflect his broad set of responsibilities covering safety and operational matters at the Company and to bring his salary in line with that of Mr. O’Malley and Mr. Kneller, the Company’s two most highly compensated Executive Officers other than the Chief Executive Officer and the Chief Financial Officer at that time. The base salaries of the five Named Executives are detailed in the Summary Compensation Table that follows.

Performance Based Compensation

The Company maintains performance based compensation programs that are designed to encourage the Company’s Named Executives to achieve various financial goals linked to operating objectives both for the Company’s upcoming fiscal year as well as for the longer term performance of the enterprise. The Company’s performance based compensation programs includes the Company’s annual incentive program and stock-based awards program, each of which are further described below.

Annual Incentive Compensation

The Company’s objective with respect to the Landstar System, Inc. Executive Incentive Compensation Plan, adopted by the Board and approved by the Company’s stockholders effective January 1, 2012 (the “EICP”), is to encourage the Company’s Named Executives to achieve various financial goals linked to operating objectives for the Company’s upcoming fiscal year. These annual goals are developed as part of the Company’s budgeting process and in general are aligned with the Company’s long-term objectives with respect to earnings growth. For each annual fiscal period, the Compensation Committee reviews and approves, among other financial metrics, the budgeted amount for diluted earnings per share. In establishing budgeted amounts for diluted earnings per share for 2016, the Company considered 2015 operating results, historical operating trends and forecasted 2016 U.S. economic factors such as industrial production, estimated freight demand and capacity availability. Once the annual budgeted goal is approved by the Compensation Committee, the EICP is designed to incent management to meet and, when possible, to exceed their goals. An executive’s incentive compensation payment continues to increase as actual results for the fiscal year exceed budgeted amounts. As further described below, actual payments under the EICP are calculated based upon how much actual results exceed budgeted diluted earnings per share, using a predetermined formula, up to the maximum annual payment per eligible participant as per the EICP as approved by the Company’s stockholders, and subject to the discretion of the Compensation Committee. For the 2016 fiscal year, the maximum annual payment per eligible participant was $3 million.

With respect to the 2016 fiscal year, each of the Named Executives had a target under the EICP based on a specific budgeted diluted earnings per share amount approved in connection with the Company’s annual operating budget. The Compensation Committee believes it is appropriate to establish the targets under the EICP based on diluted earnings per share because (1) each of the Named Executives were in positions of broad responsibility over various components that affect the Company’s diluted earnings per share amount, (2) the Compensation Committee believes that diluted earnings per share is the primary financial measure reflecting the performance of the Company’s overall strategic direction and on that basis evaluates the performance of the Named Executives and (3) the Compensation Committee believes it is appropriate to compensate the Named Executives upon achievement of Company-wide, rather than function specific budgeted targets in order to focus executive management on Company-wide strategic and financial performance goals.

The “target” amount of diluted earnings per share under the EICP refers to the amount of diluted earnings per share that would be required to give effect to a “one-time incentive payment.” A “one-time incentive payment” under the EICP equals the executive’s EICP percentage multiplied by such executive’s base salary. The EICP percentages for the Named Executives in 2016 were as follows: Mr. Gattoni, 100%, Mr. Stout, 65%, Mr. Kneller, 50%, Mr. O’Malley, 50% and Mr. Beacom, 50%.

For example, each Named Executive would have received a “one-time incentive payout” if the Company’s actual diluted earnings per share amount for the fiscal year equaled budgeted diluted earnings per share after giving effect to such one-time incentive payment. If the Company’s actual diluted earnings per share amount for fiscal year 2016 were less than the “target” amount of diluted earnings per share, no incentive payment would be made to the Named Executives under the EICP. If the Company’s actual diluted earnings per share for the fiscal year were greater than the “target” amount of diluted earnings per share (after giving effect to a one-time incentive payment), the EICP payment for each Named Executive would be calculated by multiplying each such executive’s base salary by such executive’s EICP percentage multiplied by a “multiplier” that is equal to one plus a predetermined factor. The factor equaled 33 1/3 percent for each one percent by which actual diluted earnings per share exceeded target diluted earnings per share up to a multiplier of 3.0 for each executive if actual diluted earnings per share (after giving effect to a one-time incentive payout) exceeded target diluted earnings per share by six percent. In the event actual diluted earnings per share (after giving effect to a one-time incentive payout) exceeded target diluted earnings per share by more than six percent, a bonus pool would accrue as if the multiplier was not capped at 3.0 for each participant under the EICP. The bonus pool is allocable among EICP participants based on the discretion of the Compensation Committee. These calculations of individual amounts for each Named Executive may be adjusted downwards at the discretion of the Compensation Committee in accordance with the Company’s 162(m) stockholder-approved EICP and subject to the $3 million maximum.

The target amount of diluted earnings per share under the EICP with respect to the 2016 fiscal year was $3.47, which represented a 3% increase from the actual diluted earnings per share for the 2015 fiscal year. Diluted earnings per share for the 2016 fiscal year was $3.25. As the target amount of diluted earnings per share under the EICP with respect to the 2016 fiscal year was not achieved, no payments were made to any of the Named Executives under the EICP for the 2016 fiscal year. Inclusive of fiscal year 2016, the Company has met or exceeded the budgeted amount for diluted earnings per share in four of the five preceding fiscal years and seven of the preceding ten fiscal years.

The EICP provides that if the Company is required to restate its financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee may, in its discretion after considering the costs and benefits of doing so, recover that portion of any bonus paid under the EICP to any current or former Named Executive during the three-year period preceding the date on which the Company files the restatement of such financial statement(s) with the Securities and Exchange Commission, which portion exceeds the amount or value that the Compensation Committee determines would have been payable or received in respect of such bonus had the revised financial statement(s) reflected in the restatement been applied to determine such bonus. Subject to applicable law, the Compensation Committee may seek such excess compensation by requiring the Named Executive to pay such amount to the Company by set-off, by reducing future compensation or by such other means or combination of means as the Committee determines to be appropriate.

Stock-based Awards

Under the Company’s 2011 Landstar System, Inc. Equity Incentive Plan, stock-based awards may be granted to the Company’s Named Executives and certain other key employees. No further grants of stock-based awards can be made under the Amended and Restated 2002 Employee Stock Option and Stock Incentive Plan (together with the 2011 Equity Incentive Plan, the “Employee Equity Plans”). The Compensation Committee determines the type and number of stock-based awards to be granted to a Named Executive based on such Named Executive’s job responsibilities, the individual performance evaluation of such Named Executive and overall Company performance. Stock-based awards are typically granted to Named Executives once a year. The 2011 Equity Incentive Plan provides that any payment paid or award made to a participant under such plan is subject to recovery or “clawback” by the Company if the payment or award is based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

The Compensation Committee believes that stock options, restricted stock, restricted stock units (the “RSUs”) and other forms of stock-based awards that may be granted under the Employee Equity Plans are effective methods that may be used as part of the Company’s long-term compensation program. The Company historically granted stock options and restricted stock under the Employee Equity Plans. Over the past five years, the Compensation Committee approved the grant of performance related stock awards in the form of RSUs to Named Executives on an annual basis (the “Regular RSU Awards”). In 2016, the Compensation Committee modified the structure of the Regular RSU Awards program and, in connection with those modifications, initiated a program to grant annual restricted stock awards to Named Executives (the “Regular Restricted Stock Awards”) along with the Regular RSU Awards.

In prior years, Named Executives were granted stock options on an annual basis that vested 100% after a period that ranged from three to five years from the date of grant or in three or five equal annual installments commencing on the first anniversary of the date of grant. Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. In 2016, no stock option awards were made to Named Executives.

On each of January 2, 2012 and January 2, 2013, the Company granted in aggregate 68,000 RSUs to Named Executives. Under each of these Regular RSU Awards, Mr. Gattoni received 18,000 RSUs, Messrs. Beacom, Kneller and O’Malley each received 15,000 RSUs and Mr. Stout received 5,000 RSUs. The Compensation Committee awarded Mr. Gattoni larger grants than Messrs. Beacom, Kneller and O’Malley in 2012 and 2013 in reflection of the breadth of Mr. Gattoni’s responsibilities which at the time covered the Company’s financial, administrative and information systems functions. Mr. Stout received a smaller grant than the other Named Executives as he was not an executive officer of the Company at the time of these grants.

On January 2, 2014, the Company granted in aggregate 80,000 RSUs to Named Executives. Under these Regular RSU Awards, Mr. Gattoni received 30,000 RSUs, Messrs. Beacom, Kneller and O’Malley each received 15,000 RSUs and Mr. Stout received 5,000 RSUs. The Compensation Committee awarded Mr. Gattoni a larger grant on January 2, 2014 in connection with Mr. Gattoni’s promotion to President and Chief Financial Officer of the Company, effective January 1, 2014. Mr. Stout received a smaller grant than the other Named Executives as he was not an executive officer of the Company at the time of this grant.

For the Regular RSU Awards granted in 2012, 2013 and 2014, each RSU represents the contractual right to receive one share of Common Stock (subject to adjustment as provided in the Employee Equity Plans) when the award becomes vested. The number of RSUs that vest under the 2012, 2013 and 2014 Regular RSU Awards is determined annually, for each year in the five-year period from the date of grant, by multiplying the number of RSUs granted by the sum of (a) the average of the percentage change (positive or negative) in operating income and diluted earnings per share in each of the five years immediately following the base year as compared to operating income and diluted earnings per share reported in the base year (base year being the fiscal year immediately preceding the year in which the RSUs were granted), plus (b) 5%, rounded to the nearest whole number, less (c) the number of RSUs under such grant that previously vested. The fair value of a Regular RSU Award is determined based on the market value of the Company’s Common Stock on the date of grant, discounted for lack of marketability for a minimum post-vesting holding requirement.

On January 27, 2015, the Company granted an aggregate of 50,000 RSUs to Named Executives. Under these Regular RSU Awards, Mr. Gattoni received 15,000 RSUs, Mr. Stout received 12,500 RSUs and Messrs. Beacom, Kneller, and O’Malley each received 7,500 RSUs. The Compensation Committee awarded Mr. Gattoni a larger grant in recognition of Mr. Gattoni’s broader responsibilities as President and Chief Executive Officer of the Company. Mr. Stout received a larger grant than Messrs. Beacom, Kneller, and O’Malley in recognition of his promotion to Chief Financial Officer of the Company. The number of RSUs that vest under the 2015 Regular RSU Awards is determined annually, for each year in the five-year period from the date of grant.

On January 29, 2016, the Company granted an aggregate of 40,560 RSUs to Named Executives. Under these Regular RSU Awards, Mr. Gattoni received 13,520 RSUs, and Messrs. Beacom, Kneller, O’Malley and Stout each received 6,760 RSUs. The Compensation Committee awarded Mr. Gattoni a larger grant in recognition of Mr. Gattoni’s broader responsibilities as President and Chief Executive Officer of the Company. Unlike prior grants of Regular RSU Awards, the number of RSUs that vest under the 2016 Regular RSU Awards is determined on the third, fourth and fifth anniversary from the date of grant.

For the Regular RSU Awards granted in 2015 and 2016, each RSU represents the contractual right to receive up to two shares of Common Stock (subject to adjustment as provided in the Employee Equity Plans) when the award becomes vested. For the 2015 and 2016 Regular RSU Awards, the number of RSUs that vest each year will be determined by (a) multiplying the number of RSUs credited to the Named Executive as of the applicable vesting date by (b) the Performance Multiple derived from the chart below, and (c) subtracting therefrom the number of RSUs that have previously vested; provided that, in no event, may the aggregate number of RSUs that become vested exceed 200% of the RSUs credited to the Named Executive under this grant. For purposes of the 2015 and 2016 Regular RSU Awards, the Performance Hurdle means the sum of (a) the average of the percentage change (positive or negative) in operating income and diluted earnings per share, in each case from continuing operations, from the most recently completed fiscal year as compared to the results from continuing operations for the base year, plus (b) 5%, and is as set forth in the chart below, with linear interpolation between Performance Hurdles:

Performance Hurdle	Performance Multiple	Performance Level
0%	0%
25%	50%
50%	100%	Target
75%	150%
100%	200%	Maximum

No dividends are paid on the Regular RSU Awards and Regular RSU Awards have no voting rights. However, dividend equivalents are credited to the Named Executive with respect to the 2015 and 2016 Regular RSU Awards each time that a dividend is paid on the Company’s Common Stock. The aggregate amount of such dividend equivalents so credited in respect of each such dividend are equal to the dividend paid on a share of Common Stock multiplied by, respectively, the number of 2015 and 2016 Regular RSU Awards credited to the Named Executive on the dividend record date. The dividend equivalents are converted into additional 2015 and 2016 Regular RSU Awards credited to the Named Executive on the dividend payment date based upon the fair market value of a share of Common Stock on such date.

For 2015 and 2016, the Compensation Committee changed the manner in which performance-based restricted stock unit awards are deemed to be earned to better reflect the level of performance that the Committee expects to be achieved, with a targeted number of units earned if the targeted level of performance is attained, and a maximum number of units earned if the maximum level of performance is attained. Prior to 2015, each Regular RSU Award represented the contractual right to receive one share of Common Stock based on a straight-line average change in operating income and diluted earnings per share over the relevant performance period. For the 2015 and 2016 awards, an increasing percentage of the Regular RSU award is earned based on an increasing level of positive average change in operating income and diluted earnings per share for each year of the five year performance period, such that no portion of the award is earned if there is no positive change based on the applicable calculation, 100% of the number of units granted is earned if the targeted level of positive increase is achieved, and a maximum of 200% of the number of units is earned if a maximum level of positive increase is achieved, with interpolation between these levels of performance. The Compensation Committee believes the use of a “target” and “maximum” will better set expectations associated with these awards both internally to employee recipients as well as to stockholders and other third parties to help them understand the derivation of the value attributed by the Company to these awards at the time of grant. The Compensation Committee further believes that the new manner in which these awards are deemed to be earned emphasizes to employee recipients and investors that the expectation at the time of grant is that the employee recipients would need to perform at a high level in order for the Company’s performance to reach the targeted level of operating income and diluted earnings per share for the employees to earn the “target” number of units during the term of the award, and, moreover, that superior performance by the Company is required for the employee recipients to earn the “maximum” performance-based award.

In 2016, as noted above, the Compensation Committee also changed the vesting schedule upon which performance-based restricted stock unit awards are deemed to be earned. With respect to the 2016 Regular RSU

Awards, the number of RSUs that vest is determined on the third, fourth and fifth anniversary from the date of grant whereas vesting of all prior Regular RSU Grants is determined annually for each year in the five-year period from the date of grant. The Compensation Committee believes this change to the vesting schedule so that no awards are subject to vesting until three years from the date of grant is consistent with the long term performance goals these awards are intended to reward.

In 2016, the Compensation Committee initiated Regular Restricted Stock Awards to each of the Named Executives. On January 29, 2016, 13,518 shares of restricted stock were issued in the aggregate to Named Executives that vest in three equal annual installments on January 31 of 2017, 2018 and 2019. Under these restricted stock awards, Mr. Gattoni received 4,506 shares, and Messrs. Beacom, Kneller, O’Malley and Stout each received 2,253 shares. The Compensation Committee awarded Mr. Gattoni a larger grant in recognition of Mr. Gattoni’s broader responsibilities as President and Chief Executive Officer of the Company.

The Compensation Committee believes that whereas the Regular RSU Awards are designed to incentivize the attainment of specific financial goals over a multi-year period (as well as rewarding for stock price appreciation), the Regular Restricted Stock Awards serve as a retention tool as they retain value during periods of adverse market volatility while also rewarding for stock price appreciation over time. The Compensation Committee believes that these two equity vehicles when used in conjunction with each other will serve to reward long term financial performance and stock price appreciation while also providing a retention-based benefit for the Named Executive in the event of shorter term market and/or economic turbulence. In determining the amount of the 2016 Regular RSU Awards and the Regular Restricted Stock Awards for each Named Executive, the Compensation Committee considered the full equity compensation component of each Named Executive’s annual compensation and allocated such component between Regular RSU Awards and Regular Restricted Stock Awards such that each Named Executive was awarded three RSUs for each share of restricted stock.

The Compensation Committee has established post-vesting holding period requirements with respect to shares of Common Stock received upon vesting of Regular RSU Awards. Each Named Executive is subject to a one year post-vesting holding requirement with respect to the shares received upon settlement of Regular RSU Awards, net of any applicable withholding obligations in connection with such settlement.

On March 17, 2015, and in connection with his promotion to the position of Chief Executive Officer, the Company and James B. Gattoni entered into an agreement granting to Mr. Gattoni, as of May 1, 2015, a special performance-related stock award under the Company’s 2011 Equity Incentive Plan in the form of 20,000 RSUs (the “CEO Promotion Award”). In general, the CEO Promotion Award RSUs will vest on April 30 of 2019, 2020, and 2021, with the number of RSUs that vest on each vesting date determined by multiplying one-third of the number of RSUs credited to Mr. Gattoni pursuant to the CEO Promotion Award by a “payout percentage” that is based on the Company’s total shareholder return (“TSR”) compound annual growth rate (“CAGR”) over the vesting period, adjusted to reflect dividends (if any) paid during such period, and as may be necessary to take into account capital adjustments. Under the terms of the CEO Promotion Award, TSR CAGR over the applicable vesting period is determined as of the beginning and end of each performance period using a sixty day measurement period, other than in the event of a change in control. The “payout percentage” as of each vesting date is as follows, with straight line interpolation between performance levels:

Performance Level	If TSR CAGR is:	Then the Payout Percentage is:
Maximum	12.0% or greater	150%
Target	10.0%	100%
Threshold	8.0%	50%
<Threshold	Less than 8.0%	0%

To the extent these RSUs are not vested at the maximum level in the chart above as of the first or second vesting dates, such RSUs will again be eligible to vest at the next vesting date based on the “payout percentage” achieved as of such next vesting date. In addition, if any dividends are paid by the Company during the vesting period, dividend equivalents will be credited to Mr. Gattoni under the CEO Promotion Award as additional RSUs that are eligible to vest based on the “payout percentage” achieved as of the future vesting dates of the underlying RSUs to which such dividend equivalents relate. Any RSUs that vest will be settled in shares of Common Stock as soon as practicable after the applicable vesting date. Any units that do not become vested as of April 30, 2021 (or earlier upon Mr. Gattoni’s termination of employment or a change in control of the Company) will be forfeited.

Mr. Gattoni’s right to receive shares underlying the CEO Promotion Award is generally conditioned upon his continued employment through the applicable vesting dates. In the event of his death or disability prior to a vesting date, a pro rata number of the units then credited to Mr. Gattoni pursuant to the CEO Promotion Award (based on the number of days he remained employed during the vesting period) will vest based on the “payout percentage” achieved as of his termination of employment. Similarly, if there is a change in control of the Company prior to a vesting date, a pro rata number of the units then credited to Mr. Gattoni pursuant to the CEO Promotion Award (based on the number of days during the vesting period prior to the change in control) will vest based on the “payout percentage” achieved as of the date of the change in control.

There are several reasons why the Compensation Committee believes the nature and terms of the CEO Promotion Award to Mr. Gattoni, on the one hand, as opposed to the Regular RSU Awards, including those to Mr. Gattoni, on the other, are appropriate. The CEO Promotion Award to Mr. Gattoni is intended to be a special non-recurring award that ties the amount of future vesting directly to the Company’s TSR over the vesting period, using the growth in TSR as an additional means to measure the performance of the Chief Executive Officer of the Company. The Regular RSU Awards are intended to be annual, recurring grants, subject to the discretion of the Compensation Committee, that the Compensation Committee believes will be the principal long-term performance based compensation vehicle through which the Named Executives will be granted additional equity in the Company, along with, to a lesser extent, grants of restricted stock. The Compensation Committee believes that growth in operating income and diluted earnings per share are the two key financial measures reflecting the long-term growth of the enterprise. The Compensation Committee believes that the Company would have to achieve superior financial performance in order for a Named Executive to vest at the maximum level with respect to a Regular RSU Award granted in 2012, 2013, 2014 or 2015. For example, in order for a Named Executive to vest at the maximum level with respect to a Regular RSU Award outstanding at the end of 2015, the average increase in diluted earnings per share and operating income must equal or exceed the base year (the year immediately preceding the date of grant) operating income and diluted earnings per share by 95 percent in any of the five years following the base year.

The Compensation Committee has also provided for a “clawback right” as a condition of all RSUs granted in 2015 and 2016, including the CEO Promotion Award and each Regular RSU Award. If the Company were required to restate its financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee may, in its discretion after considering the costs and benefits of doing so, recover all or a portion of any shares delivered or payment made that is related to an RSU award during the three-year period preceding the date on which the Company files the restatement of such financial statement(s) with the Securities and Exchange Commission, to the extent the value of such shares or the amount of such payment exceeds the amount or value that the Committee determines would have been payable in respect of the award had the revised financial statement(s) reflected in the restatement been applied to determine such amount or value.

The Company believes that the granting of stock-based awards in the form of RSUs, stock options and restricted stock is designed to encourage the creation of long-term stockholder value as the number of RSUs that vest is dependent upon growth in the Company’s operating income and diluted earnings per share and their value varies directly with the Company’s stock price, no benefit can be realized from stock options unless the stock price exceeds the exercise price over the vesting period and the benefit realized from restricted stock varies directly with the Company’s stock price. Further, the Compensation Committee believes that the Company’s use of stock-based awards is key as a retention tool, as the continued employment of the Named Executives is an important factor relating to the Company’s strategic execution and growth.

Equity Ownership Guidelines

The Company believes that equity interests held by management help to align the interests of stockholders and management and maximizes stockholder returns over the long term. To that end, the Compensation Committee has established equity ownership guidelines for each Named Executive based on a multiple of the annual salary of such Named Executive. These guidelines recommend that the Chief Executive Officer of the Company beneficially own equity value in the Company’s Common Stock of no less than seven times the annual salary of such Chief Executive Officer and that each of the other Named Executives of the Company beneficially own equity value in the Company’s Common Stock of no less than four times the annual salary of such Named Executive, in each case to be achieved within five years of an individual’s initial appointment as a Named Executive. For purposes of these equity ownership guidelines, equity value in the Company’s Common Stock includes (1) the value of shares of Common Stock beneficially owned by the Named Executive, plus (2) the value of outstanding restricted shares of Common Stock, either vested or unvested, beneficially owned by the Named Executive, plus (3) the intrinsic value of outstanding, exercisable stock options to purchase shares of Common Stock held by the Named Executive. On the basis of these criteria, each of the Named Executives is currently in compliance with these stock ownership guidelines. In the event a Named Executive is not in compliance with these stock ownership guidelines, the Named Executive is expected to hold no less than 50% of the after-tax number of shares of Common Stock received upon exercise of stock options and vesting of restricted stock units until compliance with these stock ownership guidelines is achieved.

Policy Regarding Hedging and Pledging of Company Stock

The Board has established a policy that prohibits the hedging and pledging of the Common Stock by certain members of the Company’s leadership, including all Named Executives, under any circumstances.

Deferred Compensation

The Company maintains an Internal Revenue Service Code Section 401(k) Savings Plan (the “401(k) Plan”) for all eligible employees. The Company maintains a Supplemental Executive Retirement Plan (the “SERP”) for all officers, including the Named Executives, of the Company and its subsidiaries. The SERP is designed to provide officers with the option to receive the benefits - tax deferred investment of a certain percentage of the executive’s salary and a Company matching contribution on a certain portion of the executive’s contribution - that are offered under the Company’s 401(k) Plan on the portion of the executive’s salary that is not eligible to be included under the Company’s 401(k) Plan, because it is above the various limitations established in the Internal Revenue Code. Except for the elimination of the maximum salary limitations, the benefits and the investment options of the SERP are the same as the 401(k) Plan. Messrs. Gattoni, Kneller, O’Malley and Beacom have elected to participate in the SERP.

Key Executive Employment Protection Agreements

The Board has approved the execution of Key Executive Employment Protection Agreements for each of the Named Executives to assure that each of these officers will have a minimum level of personal financial security in the context of a change in control transaction to avoid undue distraction due to the risks of job security, and to enable such officer to act in the best interests of stockholders without being influenced by such officer’s economic interests. Each agreement provides certain severance benefits in the event of a change in control of the Company. Generally, (i) if on or before the second anniversary of a “change in control” (x) the Company terminates the covered executive’s employment for any reason other than for “cause” or “disability” or (y) the covered executive voluntarily terminates his employment for “good reason” or (ii) if the covered executive’s employment is terminated by the Company for any reason other than death, “disability” or “cause” or by the covered executive for “good reason” after the execution of a definitive agreement with respect to a change in control transaction but prior to the consummation thereof, and the transaction contemplated by such definitive agreement is subsequently consummated, such executive will be entitled to severance benefits consisting of a lump sum cash amount equal to a multiple of the sum of (A) the executive’s annual base salary and (B) the amount that would have been payable to the executive as an annual “target” incentive compensation bonus for the year in which the change in control occurs, determined by multiplying his annual base salary by his total “participant’s percentage participation” established for such year under the EICP (or any successor plan thereto). The applicable multiples are: three times for Mr. Gattoni; two times for Messrs. Stout and Kneller and one time for Messrs. O’Malley and Beacom. Severance multiples for Named Executives were established based on their position and the potential impact to their continued employment in the event of a change in control and to remain competitive within our industry. Each agreement also provides the covered executive with a pro rata payout of the “target” annual bonus amount for the year of employment termination of such covered executive and for continuation of medical benefits for up to one year from the date of employment termination.

The Company believes that the terms of our Key Executive Employment Protection Agreements are consistent with market practice and assist us in retaining the services of our Named Executives.

Other Benefits and Arrangements

The Company provides the Named Executives with certain other benefits and arrangements that the Company believes are reasonable and consistent with its overall compensation program to enable the Company to continue to attract and maintain highly qualified individuals in key positions. The Company pays the premium associated with term life insurance policies covering each of the Named Executives. The dollar value paid by the Company on behalf of each of the Named Executives with respect to these policies is included in the Summary Compensation Table below. The Board has approved and the Company has entered into indemnification agreements with each of the Named Executives providing each such Named Executive with a contractual obligation from the Company to indemnify such individual in connection with such individual’s service as an employee of the Company (and in the case of Mr. Gattoni, his service as a member of the Board) to the fullest extent permitted by applicable law. The Company retains discretion to provide Named Executives with the use of certain equipment in connection with their job responsibilities, including cell phone, and other computer and communications equipment and maintenance of connectivity for such equipment in the Named Executive’s home.

Compensation Consultants

The Compensation Committee has the authority to hire and negotiate the terms of compensation for its advisers, including compensation consultants. During 2015, the Compensation Committee used the services of Compensation Strategies, Inc. to assist it in analyzing the Company’s current executive compensation program, including the Company’s compensation philosophy and the structure and design features of each component of the program. The Compensation Committee also engaged the consultants to review Director compensation, the Company’s stock ownership guidelines for its Directors and Named Executives, and in connection with the CEO Promotion Grant. The Compensation Committee determined that the work of the consultants did not raise any conflicts of interest taking into consideration the independence factors enumerated in Rule 10C-1(b) of the Securities Exchange Act of 1934, as amended. No member of the Compensation Committee or any Named Executive has any affiliation with the consultants. In 2015, the Company paid $65,721 in fees and expense reimbursements to Compensation Strategies, Inc.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1 million paid to certain of its Named Executives unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Company has undertaken to qualify substantial components of the performance based, incentive compensation it makes available to its Named Executives for the performance exception to non-deductibility. Performance-based equity awards under the Company’s Employee Equity Plans currently meet these requirements. At the 2012 Annual Meeting of Stockholders, the Company received stockholder approval for the EICP so that any annual awards payable thereunder (subject to certain limits) would qualify for the performance exception under Section 162(m). Under the EICP as approved, the maximum annual bonus payment per participant that could be awarded is $3 million. The Company is seeking re-approval of this plan at the 2017 Annual Meeting. Under the EICP as presented for approval at the 2017 Annual Meeting, the maximum annual bonus payment that could be awarded would continue to be $3 million. For further information, see Proposal Number Five set forth in this Proxy Statement. The Company believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Company generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m), but the Compensation Committee reserves the right to pay amounts which are not deductible in appropriate circumstances.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

David G. Bannister, Chairman

Homaira Akbari

Michael A. Henning

Diana M. Murphy

Anthony J. Orlando

Larry J. Thoele

Compensation of Named Executives. The following table summarizes the compensation paid to (i) the President and Chief Executive Officer, (ii) the Vice President and Chief Financial Officer and (iii) the Company’s three most highly compensated Executive Officers other than the Chief Executive Officer and the Chief Financial Officer (such five individuals, collectively, the “Named Executives”).

Summary Compensation Table

Name and Principal Position	Year	Salary (1) ($)	Stock Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings (4) ($)	All Other Compensation (5) ($)	Total ($)
James B. Gattoni	2016	450,000	947,406	—	8,831	24,918	1,431,155
President and Chief	2015	450,000	1,508,904	487,000	387	20,379	2,466,670
Executive Officer(6)	2014	370,000	1,026,987	2,125,000	1,213	16,928	3,540,128

L. Kevin Stout	2016	250,000	473,703	—	—	13,150	736,853
Vice President and Chief Financial Officer(7)	2015 2014	250,000 190,000	724,586 171,165	176,000 238,000	— —	11,839 8,194	1,162,425 607,359

Joseph J. Beacom	2016	275,000	473,703	—	7,057	15,974	771,734
Vice President and Chief Safety and Operations Officer	2015 2014	264,583 250,000	434,752 513,494	135,000 895,000	— 4,096	15,488 10,751	849,823 1,673,341

Michael K. Kneller	2016	275,000	473,703	—	7,507	12,509	768,719
Vice President, General Counsel and Secretary	2015 2014	275,000 275,000	434,752 513,494	149,000 985,000	— 3,063	8,303 11,117	867,055 1,787,674

Patrick J. O’Malley	2016	275,000	473,703	—	5,188	14,431	768,322
Vice President and Chief Commercial and Marketing Officer	2015 2014	275,000 275,000	434,752 513,494	149,000 985,000	— 3,802	16,754 11,509	875,506 1,788,805

(1)	Amounts shown include any salary deferred at the election of the Named Executive under the Landstar 401(k) Savings Plan and/or the SERP.

(2)

Stock award amounts for 2016 reflect the aggregate grant date fair value of RSUs and restricted stock computed in accordance with generally accepted accounting principles. Stock award amounts for 2015 and

2014 reflect the aggregate grant date fair value of RSUs computed in accordance with generally accepted accounting principles. Assumptions used in calculating the fair market value of RSUs and restricted stock granted are disclosed in the footnotes to the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC. Amounts shown are based upon the most probable outcome of the performance conditions for these stock awards. Assuming the highest level of performance is achieved, the maximum possible value of the stock awards granted to the named executive officers in 2016, using the grant date fair value, is: (i) $1,644,863 for Mr. Gattoni; and (ii) $822,432 for Messrs. Stout, Beacom, Kneller, and O’Malley. Assuming the highest level of performance is achieved, the maximum possible value of the RSUs granted to the named executive officers in 2015, using the grant date fair value, is: (i) $3,657,207 for Mr. Gattoni; (ii) $1,449,173 for Mr. Stout; and (iii) $869,504 for Messrs. Beacom, Kneller, and O’Malley. Assuming the highest level of performance is achieved, the maximum possible value of the RSUs granted to the named executive officers in 2014, using the grant date fair value, is: (i) $1,593,369 for Mr. Gattoni; (ii) $265,562 for Mr. Stout; and (iii) $796,685 for Messrs. Beacom, Kneller and O’Malley.

(3)	These payments constitute payments under the EICP.

(4)	Represents aggregate earnings during each fiscal year on investments held on behalf of the Named Executives under the SERP. Amounts for 2015 exclude losses of $622, $1,090 and $117 for Messrs. Beacom, Kneller and O’Malley, respectively.

(5)	Amounts include contributions made by the Company under the Landstar 401(k) Savings Plan on behalf of the Named Executives, contributions made by the Company under the SERP on behalf of the Named Executives, Health Savings Account (HSA) contributions made by the Company for those Named Executives electing to participate in the Company’s high deductible medical plan, the dollar value of term life insurance premiums paid by the Company on behalf of the Named Executives and dividends paid on unvested restricted stock in the following amounts:

	401(k)	SERP	HSA	Insurance Premiums	Dividends Paid on Unvested Restricted Stock	Total
2016
James B. Gattoni	$10,600	$7,400	$1,000	$4,386	$1,532	$24,918
L. Kevin Stout	10,572		1,000	812	766	13,150
Joseph J. Beacom	11,976	1,369		1,383	1,246	15,974
Michael K. Kneller	10,142		1,000	601	766	12,509
Patrick J. O’Malley	10,600			2,585	1,246	14,431
2015
James B. Gattoni	$10,600	$6,985	$1,000	$1,794		$20,379
L. Kevin Stout	10,028		1,000	811		11,839
Joseph J. Beacom	10,276			1,312	$3,900	15,488
Michael K. Kneller	6,733		1,000	570		8,303
Patrick J. O’Malley	10,400			2,454	3,900	16,754
2014
James B. Gattoni	$10,400	$3,876		$1,242	$1,410	$16,928
L. Kevin Stout	7,600			594		8,194
Joseph J. Beacom	7,679			1,242	1,830	10,751
Michael K. Kneller	9,167			540	1,410	11,117
Patrick J. O’Malley	6,417			2,322	2,770	11,509

(6)	Mr. Gattoni was named President and Chief Executive Officer, effective December 29, 2014.

(7)	Mr. Stout was named Vice President and Chief Financial Officer, effective December 29, 2014.

Grants of Plan-Based Awards. The following table illustrates the threshold, target and maximum amounts that could have been payable in respect of 2016 services under the EICP. The following table also sets forth the number of and information about stock-based awards granted in fiscal 2016 to each of the Named Executives of the Company.

Grants of Plan-based Awards

Name	Grant Date	Date of Compensation Committee Action	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)	Fair market value on date of grant ($/Sh)

			Threshold	Target	Maximum	Threshold	Target	Maximum
			($)	($)	($)	(#)	(#)	(#)
James B. Gattoni	January 29, 2016(1)	January 26, 2016				—	13,520	27,040		697,458	55.47
	January 29, 2016(2)	January 26, 2016							4,506	249,948	55.47
			450,000	450,000	3,000,000
L. Kevin Stout	January 29, 2016(1)	January 26, 2016				—	6,760	13,520		348,729	55.47
	January 29, 2016(2)	January 26, 2016							2,253	124,974	55.47
			162,500	162,500	3,000,000
Joseph J. Beacom	January 29, 2016(1)	January 26, 2016				—	6,760	13,520		348,729	55.47
	January 29, 2016(2)	January 26, 2016							2,253	124,974	55.47
			137,500	137,500	3,000,000
Michael K. Kneller	January 29, 2016(1)	January 26, 2016				—	6,760	13,520		348,729	55.47
	January 29, 2016(2)	January 26, 2016							2,253	124,974	55.47
			137,500	137,500	3,000,000
Patrick J. O’Malley	January 29, 2016(1)	January 26, 2016				—	6,760	13,520		348,729	55.47
	January 29, 2016(2)	January 26, 2016							2,253	124,974	55.47
			137,500	137,500	3,000,000

(1)	RSUs have five-year contractual lives and will vest on January 31 of 2019, 2020 and 2021 based on the average of the percentage change in operating income and diluted earnings per share as compared to the results from the 2015 fiscal year, plus 5%, rounded to the nearest whole number, less the number of RSUs that have previously vested. All unvested RSUs expire on January 31, 2021. The estimated future payouts under this award assumes, i) 200 percent of the award granted will vest at the maximum payout, ii) 100 percent of the award granted will vest at the target (representing the number that will vest assuming future performance over the remaining term of the award will be representative of the 2016 fiscal year performance) and iii) no awards are assumed to vest at the threshold. Amounts shown are based on the most probable outcome of the performance conditions for these stock awards. The grant date fair market value per share of this award was $55.47.

(2)	Shares of restricted stock vest over three years at a rate of 33 1/3% per year on each of January 31 of 2017, 2018 and 2019.

Option Exercises and Stock Vested. The following table sets forth the number and value of all stock options exercised and all RSUs and restricted shares that vested during the 2016 fiscal year by each of the Named Executives.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise (1) ($)	Number of shares acquired on vesting (#)	Value realized on vesting (2) ($)
James B. Gattoni	34,845	1,062,476	11,201	648,202
L. Kevin Stout	25,619	980,855	5,031	291,144
Joseph J. Beacom	14,745	505,883	9,835	597,411
Michael K. Kneller			6,835	395,541
Patrick J. O’Malley	6,700	147,013	9,835	597,411

(1)	The value realized represents the difference between the fair market value of the shares of Common Stock acquired on the date of exercise and the exercise price of the stock options. The fair market value was calculated based upon the average of the high and low sale prices per share of Common Stock as reported on NASDAQ on the respective stock option exercise dates.

(2)	The value realized represents the fair market value of the shares of Common Stock on the vesting date. The fair market value was calculated based upon the average of the high and low sale prices per share of Common Stock as reported on NASDAQ on the respective vesting dates.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth the outstanding equity awards held by the Named Executives at December 31, 2016.

Outstanding Equity Awards

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
James B. Gattoni	5,978		41.57	1/2/2018	(1)	4,506	(3)	384,362	85,301	(4)	7,276,175
	2,543		39.32	1/2/2019	(2)
	2,400		37.07	1/29/2020	(1)
	2,655		41.80	2/3/2021	(1)
		6,000	51.99	2/6/2022	(1)

L. Kevin Stout	5,000		39.32	1/2/2019	(2)	2,253	(3)	192,181	25,379	(4)	2,164,829
	3,000		37.07	1/29/2020	(1)
	7,000		41.80	2/3/2021	(1)
	8,000	2,000	51.99	2/6/2022	(1)

Joseph J. Beacom	2,400		37.07	1/29/2020	(1)	2,253	(3)	192,181	40,581	(4)	3,461,559
	2,655		41.80	2/3/2021	(1)
	18,400	4,600	51.99	2/6/2022	(1)

Michael K. Kneller	1,400		37.07	1/29/2020	(1)	2,253	(3)	192,181	40,581	(4)	3,461,559
	21,250		41.80	2/3/2021	(1)
	16,800	4,200	51.99	2/6/2022	(1)

Patrick J. O’Malley		4,200	51.99	2/6/2022	(1)	2,253	(3)	192,181	40,581	(4)	3,461,559

(1)	All stock options, which may represent the remaining outstanding portion of a stock option award where stock options have previously been exercised, vested or will vest at a rate of 20% per year over the first five years of the stock option term, which began ten years prior to the expiration dates shown.

(2)	All stock options vested on January 2, 2014.

(3)	Shares of restricted stock vest over three years at a rate of 33 1/3% per year on each of January 31 of 2017, 2018 and 2019.

(4)	For information regarding the vesting of RSUs, see “Compensation Discussion and Analysis – Performance Based Compensation – Stock-based Awards”.

Nonqualified Deferred Compensation. The following table provides the contributions, earnings and balances under the SERP as of and for the fiscal year ended December 31, 2016 for the Named Executives:

Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
James B. Gattoni	22,500	7,400	8,831		92,238
Joseph J. Beacom	13,750	1,369	7,057		112,577
Michael K. Kneller			7,507		38,368
Patrick J. O’Malley			5,188		73,942

Eligible employees can elect to make deferred contributions to the SERP, based on a percentage of their base salary, subject to certain limitations. To the extent the employee has achieved the maximum allowable matching contribution under the Landstar System, Inc. 401(k) Savings Plan (the “401(k) Plan”), the Company will contribute an amount equal to 100% of the first 3% of such contributions and 50% of the next 2% of such contributions, subject to certain limitations. Interest, earnings or appreciation (less losses and depreciation) with respect to investment balances included in the employee’s SERP account balance are credited to the employee’s investment balance. Distributions under the SERP of individual account balances credited on or after January 1, 2005, and earnings thereon, are made following termination of employment as to form of payment (i.e., lump sum or annual installments) and time of payment (i.e., within 30 days following the six-month anniversary of the employee’s termination of employment or within 30 days of March 1 of the year following the year of termination from employment of the participant) elected by the participant for that year’s contributions prior to the start of each year of participation, and otherwise in accordance with the terms of the SERP. Investments in the SERP include primarily mutual funds and are valued using quoted market prices. The table below shows the investment options available to an employee under the SERP and their annual rate of return for 2016 as reported by the administrator of the SERP.

Name of Fund	Rate of Return	Name of Fund	Rate of Return
BlackRock Inflation Protected Bond A	4.11%	T. Rowe Price Retirement 2025 Fund	7.55%
RidgeWorth Core Bond I	3.03%	T. Rowe Price Retirement 2030 Fund	7.69%
Vanguard 500 Index Fund	11.93%	T. Rowe Price Retirement 2035 Fund	7.64%
Dreyfus Small Cap Stock Index Fund	25.84%	T. Rowe Price Retirement 2050 Fund	7.71%
T. Rowe Price Retirement 2010 Fund	7.11%	T. Rowe Price Retirement 2045 Fund	7.69%
Prudential Guaranteed Income	N/A	T. Rowe Price Retirement 2040 Fund	7.63%
MFS Value R3	13.85%	Delaware Small Cap Value	31.35%
T. Rowe Price Retirement 2015 Fund	7.31%	T. Rowe Price Mid Cap Value Fund	24.32%
T. Rowe Price Retirement 2020 Fund	7.41%	American Funds Euro Pacific Growth R5	1.00%
T. Rowe Price Mid Cap Growth Fund	6.30%	Columbia Acorn International R5	-2.23%
INVESCO Small Cap Growth Fund	11.70%	MFS Growth R3	2.21%

Potential Payment Upon Termination or Change in Control

The table below reflects the amount of compensation payable to each of the Named Executives in the event of a qualifying termination of employment in connection with a change in control or possible change in control under the Key Executive Employment Protection Agreements, as further described in the Compensation Discussion and Analysis section of this Proxy Statement as of the end of the Company’s 2016 fiscal year. In addition, in accordance with the provisions of the Company’s stock-based award plans, all outstanding, non-vested stock options and restricted stock are subject to accelerated vesting upon a change in control of the Company. With respect to the CEO Promotion Award, if there is a change in control of the Company prior to a vesting date, a pro rata number of the RSUs then credited to Mr. Gattoni (based on the number of days during the vesting period prior to the change in control) will vest based on the “payout percentage” achieved as of the date of the change in control. Moreover, with respect to the January 27, 2015 and January 29, 2016 Regular RSU Awards to the Named Executives, unless the Compensation Committee determines otherwise, in the event a change in control occurs prior to March 1, 2020 with respect to the 2015 awards, or prior to March 1, 2021 with respect to the 2016 awards, 20% of each such RSU award would vest to the extent such amount would not exceed the number of RSUs that are eligible to vest at the maximum level under the applicable award.

Name	Change in Control (1) ($)
James B. Gattoni	5,127,459
L. Kevin Stout	1,595,455
Joseph J. Beacom	1,159,261
Michael K. Kneller	1,558,437
Patrick J. O’Malley	1,145,937

(1)	Change in Control amounts include severance benefits, pro rata target bonus and medical benefits under the Key Executive Employment Protection Agreements, as described further in the Compensation Discussion and Analysis, plus the intrinsic value of unvested restricted stock, unvested stock options outstanding and a portion of RSUs outstanding based on the closing price of the Company’s common stock of $85.30 on December 30, 2016 and assuming accelerated vesting upon a change in control of the Company, effective as of that date. The value of medical benefits for each Named Executive equals the payments that may be waived by the Company on behalf of such Named Executive for the continuation of existing coverage for up to one year under the Company’s medical benefit plans pursuant to such Named Executive’s Key Executive Employment Protection Agreement.

Item 402(s) Statement

The Compensation Committee has considered the potential risks arising from the Company’s compensation policies and practices for all employees and does not believe the risks from those compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

SECURITY OWNERSHIP BY MANAGEMENT AND OTHERS

The following table sets forth certain information concerning the beneficial ownership of the Company’s Common Stock as of March 24, 2017 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director, nominee for election as a Director and Executive Officer of the Company, and (iii) all Directors and Executive Officers as a group. Except as otherwise indicated, the business address of each stockholder listed on the table below is c/o Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

Name of Beneficial Owner	Position(s)	Amount and Nature of Beneficial Ownership	Ownership Percent of Class (1)
(i)
BlackRock, Inc.(2)(3)		3,840,194	9.2%
The Vanguard Group(2)(4)		3,252,456	7.8%
Eaton Vance Management(2)(5) T. Rowe Price Associates, Inc.(2)(6)		2,721,541 2,689,678	6.5 6.4	% %
Capital Research Global Investors(2)(7)		2,377,600	5.7%
(ii)
Homaira Akbari(8)	Director	6,341	*
David G. Bannister(9)	Director and Nominee for Director	27,530	*
Michael A. Henning(9)	Director	19,427	*
Diana M. Murphy(8)	Chairman of the Board	38,515	*
Anthony J. Orlando(8)	Director	6,871	*
Larry J. Thoele(8)	Director	10,341	*
George P. Scanlon	Nominee for Director	0	*
James B. Gattoni(10)	President, Chief Executive Officer and Director	97,937	*
Michael K. Kneller(11)	Vice President, General Counsel and Secretary	75,803	*
Joseph J. Beacom(12)	Vice President and Chief Safety and Operations Officer	63,572	*
L. Kevin Stout(13)	Vice President, Chief Financial Officer and Assistant Secretary	36,973	*
Patrick J. O’Malley(14)	Vice President and Chief Commercial and Marketing Officer	26,700	*
Larry S. Thomas(15)	Vice President and Chief Information Officer	26,152	*
(iii)
All Directors, Director Nominees and Executive Officers as a group (13 persons)(16)(17)		436,162	1.0%

*	Less than 1%

(1)	The percentages are based upon the number of outstanding shares of the Company as of March 24, 2017. With respect to the calculation of the percentages for beneficial owners who hold stock options exercisable within 60 days of March 24, 2017, the number of shares of Common Stock on which such percentage is based also includes the number of shares underlying such stock options.

(2)	In accordance with the rules of the SEC, the information set forth above is based on the most recent Schedule 13G (and amendments thereto) filed by this entity.

(3)	According to its Schedule 13G/A filed on January 25, 2017, BlackRock, Inc. (“BlackRock”) is a parent holding company or control person and is deemed to be the beneficial owner of 3,840,194 shares of

Common Stock. BlackRock has sole voting power with respect to 3,658,010 of such shares, shared voting power or shared dispositive power with respect to none of the shares, and sole dispositive power with respect to all 3,840,194 of such shares. The business address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(4)	According to its Schedule 13G/A filed on February 10, 2017, the Vanguard Group, Inc. (“Vanguard”) is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is deemed to be the beneficial owner of 3,252,456 shares of Common Stock. Vanguard has sole voting power with respect to 24,534 of such shares, shared voting power with respect to 4,470 of such shares, sole dispositive power with respect to 3,225,582 of such shares and shared dispositive power with respect to 26,874 of such shares. In addition, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 22,404 shares as a result of serving as investment manager of collective trust accounts and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 6,600 shares as a result of its serving as investment manager of Australian investment offerings. The business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)	According to its Schedule 13G filed on February 15, 2017, Eaton Vance Management (“Eaton Vance”) is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is deemed to be the beneficial owner of 2,721,541 shares of Common Stock. Eaton Vance has sole voting power and sole dispositive power with respect to all 2,721,541 of such shares. The business address of Eaton Vance is 2 International Place, Boston, Massachusetts 02110.

(6)	According to its Schedule 13G/A filed on February 7, 2017, (i) T. Rowe Price Associates, Inc. (“Price Associates”) is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is deemed to be the beneficial owner of 2,689,678 shares of Common Stock. Price Associates has sole voting power with respect to 773,918 of such shares, no shared voting or dispositive power with respect to such shares, and sole dispositive power with respect to all 2,689,678 of such shares. The business address of each of Price Associates is 100 E. Pratt Street, Baltimore, Maryland 21202.

(7)	According to its Schedule 13G/A filed on February 13, 2017, (i) Capital Research Global Investors is a division of Capital Research and Management Company (CRMC) and (ii) Capital Research Global Investors is deemed to be the beneficial owner of 2,377,600 shares as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital Research Global Investors has sole voting power and sole dispositive power with respect to all 2,377,600 of such shares. The business address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

(8)	Includes 1,674 shares of restricted stock subject to vesting.

(9)	Includes 1,721 shares of restricted stock subject to vesting.

(10)	Includes 13,598 shares that may be acquired upon the exercise of stock options and 6,023 shares of restricted stock subject to vesting.

(11)	Includes 43,650 shares that may be acquired upon the exercise of stock options and 3,011 shares of restricted stock subject to vesting.

(12)	Includes 23,000 shares that may be acquired upon the exercise of stock options and 3,011 shares of restricted stock subject to vesting.

(13)	Includes 3,011 shares of restricted stock subject to vesting.

(14)	Includes 4,200 shares that may be acquired upon the exercise of stock options and 3,011 shares of restricted stock subject to vesting.

(15)	Includes 2,000 shares that may be acquired upon the exercise of stock options and 3,011 shares of restricted stock subject to vesting.

(16)	Represents amount of shares that may be deemed to be beneficially owned either directly or indirectly by all Directors, Nominees for Director and Executive Officers as a group.

(17)	Includes 86,448 shares that may be acquired upon the exercise of stock options and 31,216 shares of restricted stock subject to vesting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes that during the fiscal year ended December 31, 2016, all reports required by Section 16(a) which are applicable to its Executive Officers, Directors and greater than ten percent beneficial owners were filed on a timely basis.

PROPOSAL NUMBER TWO —

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP served as the independent registered public accounting firm for the Company for the fiscal years ended December 31, 2016 and December 26, 2015. In addition to retaining KPMG LLP to audit the consolidated financial statements and internal control over financial reporting of the Company and its subsidiary, LSHI, the Company engaged KPMG LLP to render certain employee benefit audit services to the Company in fiscal years 2015 and 2016 and expects to continue to do so in fiscal 2017. The aggregate fees billed for professional services by KPMG LLP in fiscal years 2016 and 2015 for services consisted of the following:

AUDIT FEES: Fees for the audits of the consolidated financial statements and internal control over financial reporting, quarterly reviews and subsidiary audit were $925,500 and $921,000 for fiscal years 2016 and 2015, respectively.

AUDIT RELATED FEES: Fees for the audit of the Company’s 401(k) plan were $28,500 and $28,000 for fiscal years 2016 and 2015, respectively.

TAX FEES: None.

ALL OTHER FEES: None

The Audit Committee has approved all of the fees above.

The Audit Committee has appointed KPMG LLP to continue in that capacity for the Company’s fiscal year 2017, and has recommended to the Board that a resolution be presented to stockholders at the 2017 Annual Meeting to ratify that appointment. The Board has adopted such resolutions and hereby presents it to the Company’s stockholders. A representative of KPMG LLP will be present at the 2017 Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders, as appropriate.

Assuming the presence of a Quorum, to be approved, this proposal must receive the affirmative vote of the holders of a majority of the Common Stock, present, in person or by proxy, at the 2017 Annual Meeting. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

PROPOSAL NUMBER THREE –

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables the Company’s stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Named Executives as disclosed in this Proxy Statement.

As described in detail under the heading “Compensation Discussion and Analysis,” the executive compensation programs are designed to attract, motivate, and retain the Named Executives, who are critical to the Company’s success. Under these programs, the Named Executives are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” included in this Proxy Statement for additional details about the executive compensation programs, including information about the fiscal year 2016 compensation of the Named Executives.

The Compensation Committee continually reviews the compensation programs for the Named Executives to ensure they achieve the desired goals of aligning the Company’s executive compensation structure with current market practices and the stockholders’ interests. While the Compensation Committee determines the compensation of the Named Executives in the manner described in the “Compensation Discussion and Analysis,” the Company understands that the stockholders may be particularly interested in the connection between our Chief Executive Officer’s compensation and the Company’s performance, as well as the long-term trend of the Chief Executive Officer’s total compensation relative to the stockholders’ return. As set forth in the Summary Compensation Table included in this Proxy Statement, a significant portion of total compensation paid to the Company’s Chief Executive Officer as well as the other Named Executives is designed to be “performance based” (as discussed in “Compensation Discussion and Analysis”).

Total compensation paid to the Named Executives with respect to fiscal year 2016 reflects the challenging performance based criteria used by the Compensation Committee in structuring the Company’s executive compensation program. Revenue for fiscal year 2016 was approximately $3.2 billion and gross profit was approximately $488 million, the second highest annual gross profit in Landstar history behind only 2015. Revenue in 2016 was provided on the strength of approximately 1,746,000 loads hauled via truck capacity, the highest number of loads hauled via truck in any year in Landstar history. These results were achieved despite tough industrial macroeconomic conditions and a difficult pricing environment in the freight transportation industry. However, as discussed in “Compensation Discussion and Analysis”, the Company did not achieve its “target” amount of diluted earnings per share under the EICP which would have resulted in payments to Named Executives under the EICP. Accordingly, no payments were made to any of the Named Executives under the EICP for the 2016 fiscal year. Similarly, based on the Company’s financial performance in fiscal year 2016, no Named Executive vested following the 2016 fiscal year in any shares under any outstanding Regular RSU Award.

We are asking the stockholders to indicate their support for the Named Executive compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the stockholders the opportunity each year to express their views on the Named Executives’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executives and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask the stockholders to vote “FOR” the following resolution at the Company’s 2017 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of the Company’s stockholders and to the extent there is any significant vote against the Named Executive compensation as disclosed in this Proxy Statement, we will consider the stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast at the 2017 Annual Meeting, provided a Quorum is present. Unless you instruct us to vote differently, we will vote valid proxies FOR the approval of the compensation paid by the Company to its Named Executives as discussed in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID BY THE COMPANY TO ITS NAMED EXECUTIVES AS DISCUSSED IN THIS PROXY STATEMENT.

PROPOSAL NUMBER FOUR – ADVISORY VOTE ON THE FREQUENCY OF

AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s stockholders to indicate how frequently we should seek an advisory vote on the compensation of the Named Executives, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this proposal, commonly referred to as a “Say on Frequency” proposal, stockholders may indicate whether they would prefer an advisory vote on Named Executive compensation once every one, two, or three years, or they may abstain.

At the Company’s 2011 Annual Meeting of Stockholders at which a “Say on Frequency” proposal was first presented to and voted on, the Company’s stockholders indicated a strong preference for an annual vote on Named Executive compensation. The Board subsequently decided at each subsequent Annual Meeting of Stockholders to include a “Say on Pay” proposal by which stockholders may annually express their views on the Named Executives’ compensation.

While the Company will continue to monitor developments in this area, recognizing the results of the prior vote on this issue by the Company’s stockholders as well as the Company’s experience with respect to “Say on Pay” votes at each Annual Meeting since 2011 whereby the annual votes have provided additional opportunities for communication between the Company and its stockholders while also annually reaffirming the Company’s Named Executive compensation practices, the Board believes that an annual advisory vote to approve Named Executive compensation at the Company is appropriate.

Based on the factors discussed, the Board recommends that future advisory votes to approve executive compensation occur each year until the next advisory “Say on Frequency” proposal to approve Named Executive compensation, anticipated under the current rules and regulations of the Securities and Exchange Commission, to occur at the Company’s 2023 Annual Meeting of Stockholders. Please note that stockholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their choice among the following frequency options: one year, two years or three years, or to abstain from voting.

This vote is advisory, and therefore not binding on the Company or the Board. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of the stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders. Unless you instruct us to vote differently, we will vote valid proxies in favor of a vote every ONE year with respect to the frequency of a stockholder vote on the compensation paid by the Company to its Named Executives.

THE BOARD RECOMMENDS A VOTE FOR AN ANNUAL ADVISORY VOTE ON NAMED EXECUTIVE COMPENSATION AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL NUMBER FIVE —

PROPOSAL TO APPROVE THE LANDSTAR SYSTEM, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN

INTRODUCTION

To further the policy of providing the Company’s key employees the opportunity to earn competitive levels of incentive compensation based primarily on the performance of the Company, the Board adopted and the stockholders approved the Executive Incentive Compensation Plan (the “EICP”). The EICP has been designed to assure that any amounts paid to Executive Officers will not fail to be deductible by the Company for federal income tax purposes because of the limitations imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).

The Board has re-adopted the EICP, effective January 1, 2017, subject to the approval of the Company’s stockholders.

The proposed EICP is set forth in Exhibit A. A summary of the EICP is set forth below and is qualified in its entirety by reference to the full text of the EICP.

EXECUTIVE INCENTIVE COMPENSATION PLAN

ELIGIBILITY. The EICP authorizes the Compensation Committee of the Board or any subcommittee thereof (the “Committee”) to award annual incentive compensation to officers and other key employees of the Company and its subsidiaries, including all of the Company’s Executive Officers. The number of eligible participants in the EICP will vary from year to year at the discretion of the Committee. It is expected that approximately 10 employees (including all of the Company’s current Executive Officers) will be eligible to receive incentive compensation under the EICP for 2017.

PERFORMANCE CRITERIA. On or before April 1 of each year (or such other date as may be required or permitted under Section 162(m)), the Committee will set performance objectives that must be attained in order for the Company to pay bonuses under the EICP. The performance objectives will be based upon one or more of the following criteria:

•	earnings per share and/or diluted earnings per share;

•	budgeted earnings per share;

•	return on equity;

•	total shareholder return;

•	revenue;

•	cash flows, revenue and/or earnings relative to other parameters (e.g., net or gross assets);

•	operating income;

•	return on investment;

•	return on assets;

•	return on invested capital;

•	net revenue (defined as revenue less purchased transportation);

•	net revenue percentage (defined as net revenue divided by revenue);

•	gross profit (defined as revenue less purchased transportation and agent commissions);

•	gross profit margin (defined as gross profit divided by revenue);

•	operating margin (defined as operating income divided by gross profit); and

•

certain costs (which may include other operating costs, insurance and claims costs, selling, general and administrative costs and/or depreciation and amortization costs) in gross dollars and/or as a percentage of revenue, net revenue, gross profit or operating income.

Performance objectives may be established on a Company-wide basis or with respect to one or more business units, divisions, subsidiaries, products or services; and, in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. In comparing actual performance against the performance objectives, the Committee may exclude from or include in such comparison any significant unusual or infrequently occurring items which appear on the Company’s books and records as the Committee deems appropriate, provided that such exclusion does not cause any amount payable under the Plan to fail to constitute “performance-based compensation” under Section 162(m) of the Code.

PAYMENT OF ANNUAL AWARDS. If any of the performance criteria established by the Committee is satisfied, the Committee may award an annual bonus to an eligible participant in an amount equal to a maximum of $3,000,000. The Committee has the discretion to pay amounts which are less than the maximum amount payable under the EICP based on individual performance or such other criteria as the Committee shall deem relevant and, annually, may establish rules or procedures that will limit the amounts payable to each participant to a level which is below the maximum amount authorized. The Committee, in its discretion, may pay up to 50% of a bonus award in Common Stock, the number of shares of Common Stock so paid to be determined by dividing the dollar value of the portion of the award to be paid in Common Stock by the Fair Market Value (as defined in the EICP) of a share of Common Stock on the date of grant. In no event shall the aggregate market value of the Common Stock awarded under the EICP with respect to any calendar year exceed $1,000,000. The distribution of Common Stock shall be granted under the Company’s equity incentive plan, as in effect from time to time, and subject to the terms and conditions of such equity incentive plan and to such other terms and conditions as the Committee shall otherwise determine, including such requirements as continued services for the vesting of such award. A participant who is not an employee of the Company or one of its subsidiaries on the last day of the calendar year for which the award is payable shall receive a pro-rated award, based on the full year’s performance, unless the Committee determines that the participant will not receive such an award.

Notwithstanding anything else in the EICP to the contrary, the Committee shall also have the authority, in its discretion, (i) to pay annual bonuses for any calendar year to eligible participants whose compensation is not subject to the restrictions of Section 162(m) for that calendar year and (ii) to provide for a minimum bonus amount for any calendar year in connection with the hiring of any person who is or becomes subject to the restrictions of Section 162(m).

CLAWBACK. If the Company is required to restate its financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Committee may, in its discretion after considering the costs and benefits of doing so, recover that portion of any bonus paid under the EICP to any current or former executive officer during the three-year period preceding the date on which the Company files the restatement of such financial statement(s) with the Securities and Exchange Commission, which portion exceeds the amount or value that the Committee determines would have been payable or received in respect of such bonus had the revised financial statement(s) reflected in the restatement been applied to determine such bonus. Subject to applicable law, the Committee may seek such excess compensation by requiring the executive officer to pay such amount to the Company; by set-off; by reducing future compensation; or by such other means or combination of means as the Committee determines to be appropriate.

ADMINISTRATION. The Committee, which shall at all times be comprised of at least two directors, each of whom is an “outside director” for purposes of Section 162(m), shall administer and interpret the EICP. In all events, the EICP shall be interpreted in a manner which is consistent with the requirements to qualify the payments made thereunder as performance based compensation under Section 162(m). Subject to the express provisions of the EICP, the Committee shall have the authority to select officers and key employees eligible to participate in the EICP, to establish the performance objectives for each calendar year, and to reduce the amount that may be paid to any participant from the maximum amount otherwise payable pursuant to the EICP. Prior to making any payment to any Executive Officer pursuant to the EICP, the Committee shall be required to certify that the performance objectives have been attained and the amount payable to such Executive Officer.

AMENDMENT AND TERMINATION. The Board or the Committee may at any time amend, terminate or suspend the EICP, except that (i) no such action shall, without the consent of such participant, adversely affect the rights of any participant with respect to any award with respect to any calendar year which already commenced and (ii) no such action shall be effective without approval by stockholders of the Company to the extent that such approval is required to continue to qualify the payments under the EICP for treatment as performance based compensation under Section 162(m). Notwithstanding anything else in the EICP to the contrary, the EICP will not be effective with respect to calendar years ending after December 31, 2021, unless otherwise extended by action of the Board.

FEDERAL INCOME TAX CONSEQUENCES. Cash payments made under the EICP will be taxable to the recipients thereof when paid and the Company will generally be entitled to a federal income tax deduction in the calendar year for which the amount is paid. Any portion of a bonus award which is to be paid in Common Stock will be taxable to the recipient in an amount equal to the fair market value of such Common Stock on the date when such Common Stock is no longer subject to any restrictions. The Company will generally be entitled to a deduction in the calendar year in which the participant recognizes such income.

NEW PLAN AWARDS. Because payment of any award will be contingent on the attainment of performance objectives established for such year by the Committee, the amounts payable to eligible participants under the EICP for any calendar year during which the EICP is in effect cannot be determined. The Company expects that in operation the EICP, as it relates to the Company’s current Executive Officers, will produce results substantially similar to the predecessor plan that was adopted by stockholders in 2012. There were no payments authorized under the EICP for services in 2016, based on the terms of that plan as in effect in 2016.

Assuming the presence of a Quorum, to be approved, this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the 2017 Annual Meeting and entitled to vote thereon.

Abstentions from voting on this proposal will have the same effect as voting against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

STOCKHOLDER PROPOSALS

In accordance with regulations issued by the SEC, stockholder proposals intended for presentation at the 2018 Annual Meeting must be received by the Secretary of the Company no later than December 5, 2017, if such proposals are to be considered for inclusion in the Company’s Proxy Statement. In accordance with the Bylaws of the Company, stockholder proposals intended for presentation at the 2018 Annual Meeting that are not intended to be considered for inclusion in the Company’s Proxy Statement must be received by the Secretary of the Company not earlier than December 5, 2017 and not later than January 4, 2018. For any proposal that is not submitted for inclusion in next year’s Proxy Statement, but is instead sought to be presented directly at the 2018

Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 25, 2018 and advises stockholders in the 2017 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on February 25, 2018.

In addition, in accordance with the Bylaws, stockholder proposals intended for presentation at the 2017 Annual Meeting that are not intended for inclusion in this Proxy Statement must have been received by the Company not earlier than December 6, 2016 and not later than January 5, 2017. For any proposal that is not submitted for inclusion in this Proxy Statement, but is instead sought to be presented directly at the 2017 Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company: (1) received notice of the proposal before the close of business on February 26, 2017, and advises stockholders in this year’s Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) did not receive notice of the proposal prior to the close of business on February 26, 2017.

All proposals should be mailed via certified mail and addressed to Michael K. Kneller, Secretary, Landstar System, Inc., 13410 Sutton Park Drive South, Jacksonville, Florida 32224.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Company and its intermediaries shall provide one copy of a proxy statement or annual report to two or more security holders who share an address in accordance with Rule 14a-3(e)(1) of the Securities and Exchange Act of 1934, as amended, where consent of such security holders has been properly obtained and where neither the Company nor the intermediary has received contrary instructions from one or more of such security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of a proxy statement or annual report, as applicable, to any security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of a proxy statement or annual report by contacting the Company at the following phone number and/or mailing address:

Landstar System, Inc.

Investor Relations

13410 Sutton Park Drive South

Jacksonville, FL 32224

Phone: 904-398-9400

Security holders sharing an address can also request delivery of a single copy of a proxy statement or an annual report if they are receiving multiple copies of proxy statements or annual reports by contacting the Company at the preceding phone number and/or mailing address.

OTHER MATTERS

Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the 2017 Annual Meeting, the persons named in the enclosed form of proxy will vote the shares of Common Stock represented by proxies in accordance with their best judgment on such matters.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE

ENCLOSED PROXY CARD PROMPTLY

By Order of the Board of Directors

/s/ Michael K. Kneller
Michael K. Kneller
Vice President, General Counsel & Secretary

13410 Sutton Park Drive South

Jacksonville, FL 32224

THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER OF THE COMPANY WHO SO REQUESTS, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO LANDSTAR SYSTEM, INC., ATTENTION: MICHAEL K. KNELLER, SECRETARY, 13410 SUTTON PARK DRIVE SOUTH, JACKSONVILLE, FLORIDA 32224.

Exhibit A

LANDSTAR SYSTEM, INC.

EXECUTIVE INCENTIVE COMPENSATION PLAN

(EFFECTIVE AS OF JANUARY 1, 2017)

1.	PURPOSE.

The purposes of the Plan are to enable the Company and its Subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company’s performance. The Plan is designed to assure that amounts paid to certain executive officers of the Company will not fail to be deductible by the Company for Federal income tax purposes because of the limitations imposed by Section 162(m).

2.	DEFINITIONS.

Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably and that each comprehends the others.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Committee” shall mean the Compensation Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom is an “outside director” within the meaning of Section 162(m).

(c) “Common Stock” shall mean the common stock of the Company, par value $.01, any common stock into which such common stock may be changed, and any common stock resulting from any reclassification of such common stock.

(d) “Company” shall mean Landstar System, Inc.

(e) “Covered Employee” shall have the meaning set forth in Section 162(m).

(f) “Fair Market Value” shall mean, on any date, the average of the high sales price and the low sales price of a share of Stock as reported on the National Association of Securities Dealers Automated Quotation/National Market System (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on NASDAQ/NMS (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

(g) “Grant Date” shall mean, with respect to any shares of Common Stock awarded pursuant to the Plan, the date on which the Committee determines the portion, if any, of a Participant’s bonus which is payable in Common Stock.

(h) “Participant” shall mean (i) each executive officer of the Company and (ii) each other key employee of the Company or a Subsidiary who the Committee designates as a participant under the Plan.

(i) “Plan” shall mean the Landstar System, Inc. Executive Incentive Compensation Plan, as set forth herein and as may be amended from time to time.

(j) “Section 162(m)” shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (including any proposed regulations).

(k) “Subsidiary” shall mean any corporation in which the Company owns, directly or indirectly, stock representing more than 50% of the voting power of all classes of stock entitled to vote.

3.	ADMINISTRATION.

The Committee shall administer and interpret the Plan, provided that, in no event, shall the Plan be interpreted in a manner which would cause any amount payable under the Plan to any Covered Employee to fail to qualify as performance-based compensation under Section 162(m). The Committee shall establish the performance objectives for any calendar year in accordance with Section 4 and certify whether such performance objectives have been obtained. Any determination made by the Committee under the Plan shall be final and conclusive. The Committee may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant or agent and any computation received from such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual’s willful misconduct.

4.	BONUSES.

(a) Performance Criteria. On or before April 1 of each year (or such other date as may be required or permitted under Section 162(m)), the Committee shall establish the performance objective or objectives that must be satisfied in order for a Participant to receive a bonus for such year. Any such performance objectives will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Committee:

•	earnings per share and/or diluted earnings per share;

•	budgeted earnings per share;

•	return on equity;

•	total shareholder return;

•	revenue;

•	cash flows, revenue and/or earnings relative to other parameters (e.g., net or gross assets);

•	operating income;

•	return on investment;

•	return on assets;

•	return on invested capital;

•	net revenue (defined as revenue less purchased transportation);

•	net revenue percentage (defined as net revenue divided by revenue);

•	gross profit (defined as revenue less purchased transportation and agent commissions);

•	gross profit margin (defined as gross profit divided by revenue);

•	operating margin (defined as operating income divided by gross profit); and

•

certain costs (which may include other operating costs, insurance and claims costs, selling, general and administrative costs and/or depreciation and amortization costs) in gross dollars and/or as a percentage of revenue, net revenue, gross profit or operating income.

Performance objectives may be established on a Company-wide basis or with respect to one or more business units, divisions, subsidiaries, products or services; and, in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. In comparing actual performance against the performance objectives, the Committee may exclude from or include in such comparison any significant unusual or infrequently occurring items which appear on the Company’s books and records as the Committee deems appropriate, provided that such exclusion does not cause any amount payable under the Plan to fail to constitute “performance-based compensation” under Section 162(m) of the Code.

(b) Maximum Amount Payable. If the Committee certifies in writing that any of the performance objectives established for the relevant year under Section 4(a) has been satisfied, each Participant who is employed by the Company or one of its Subsidiaries on the last day of the calendar year for which the bonus is payable shall be entitled to receive an annual bonus equal to a maximum of $3,000,000. Unless the Committee shall otherwise determine, if a Participant’s employment terminates for any reason (including, without limitation, his death, disability or retirement under the terms of any retirement plan maintained by the Company or a Subsidiary) prior to the last day of the calendar year for which the bonus is payable, such Participant shall receive an annual bonus equal to the amount the Participant would have received as an annual bonus award if such Participant had remained an employee through the end of the year multiplied by a fraction, the numerator of which is the number of days that elapsed during the calendar year in which the termination occurs prior to and including the date of the Participant’s termination of employment and the denominator of which is 365.

(c) Negative Discretion. Notwithstanding anything else contained in Section 4(b) to the contrary, the Committee shall have the right, in its absolute discretion, (i) to reduce or eliminate the amount otherwise payable to any Participant under Section 4(b) based on individual performance or any other factors that the Committee, in its discretion, shall deem appropriate and (ii) to establish rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized under Section 4(b).

(d) Affirmative Discretion. Notwithstanding any other provision in the Plan to the contrary, (i) the Committee shall have the right, in its discretion, to pay to any Participant who is not a Covered Employee an annual bonus for such year in an amount up to the maximum bonus payable under Section 4(b), based on individual performance or any other criteria that the Committee deems appropriate and (ii) in connection with the hiring of any person who is or becomes a Covered Employee, the Committee may provide for a minimum bonus amount in any calendar year, regardless of whether performance objectives are attained.

(e) Awards of Common Stock. The Committee in its discretion may determine that up to 50% of a Participant’s bonus shall be payable in Common Stock. The number of shares of Common Stock to be awarded shall be determined by dividing the dollar value of the portion of a Participant’s bonus which is payable in Common Stock by the Fair Market Value of a share of Common Stock on the Grant Date, provided, however, that in no event shall the aggregate Fair Market Value of Common Stock awarded under the Plan with respect to any calendar year exceed $1,000,000. The distribution of Common Stock shall be granted under the Company’s equity incentive plan, as in effect from time to time, and subject to the terms and conditions of such equity incentive plan and to such other terms and conditions as the Committee shall otherwise determine, including such requirements as continued services for the vesting of such award.

5.	PAYMENT.

Except as may be determined pursuant to the terms of Section 4(e) or as otherwise provided hereunder, payment of any bonus amount determined under Section 4 shall be made to each Participant as soon as practicable after the Committee certifies that one or more of the applicable performance objectives have been attained (or, in the case of any bonus payable under the provisions of Section 4(d), after the Committee determines the amount of any such bonus), but in no event later than March 15 of the year immediately following the year in which such bonus amount is earned.

6.	GENERAL PROVISIONS.

(a) Effectiveness of the Plan. Subject to the approval by the holders of the Common Stock at the 2017 Annual Meeting of Stockholders, the Plan shall be effective with respect to calendar years beginning on or after January 1, 2017 and ending on or before December 31, 2021 unless the term hereof is extended by action of the Board.

(b) Amendment and Termination. Notwithstanding Section 6(a), the Board or the Committee may at any time amend, suspend, discontinue or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant in respect of any calendar year which has already commenced and no such action shall be effective without approval by the shareholders of the Company to the extent necessary to continue to qualify the amounts payable hereunder to Covered Employees as performance-based compensation under Section 162(m).

(c) Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made following the Participant’s death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

(d) No Right of Continued Employment. Nothing in this Plan shall be construed as conferring upon any Participant any right to continue in the employment of the Company or any of its Subsidiaries.

(e) No Limitation on Corporate Actions. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(f) Nonalienation of Benefits. Except as expressly provided herein, no Participant or beneficiary shall have the power or right to transfer, anticipate, or otherwise encumber the Participant’s interest under the Plan. The Company’s obligations under this Plan are not assignable or transferable except to (i) a corporation which acquires all or substantially all of the Company’s assets or (ii) any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each Participant and the Participant’s beneficiaries, heirs, executors, administrators or successors in interest.

(g) Withholding. Any amount payable to a Participant or a beneficiary under this Plan shall be subject to any applicable federal, state and local income and employment taxes and any other amounts that the Company or a Subsidiary is required at law to deduct and withhold from such payment.

(h) Severability. If any provision of this Plan is held unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

(i) Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflict of laws.

(j) Headings. Headings are inserted in this Plan for convenience of reference only and are to be ignored in a construction of the provisions of the Plan.

(k) Clawback. If the Company is required to restate its financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Committee may, in its discretion after considering the costs and benefits of doing so, recover that portion of any bonus paid under the Plan to any current or former executive officer during the three-year period preceding the date on which the Company files the restatement of such financial statement(s) with the Securities and Exchange Commission, which portion exceeds the amount or value that the Committee determines would have been payable or received in respect of such bonus had the revised financial statement(s) reflected in the restatement been applied to determine such bonus. Subject to applicable law, the Committee may seek such excess compensation by requiring the executive officer to pay such amount to the Company; by set-off; by reducing future compensation; or by such other means or combination of means as the Committee determines to be appropriate.

LANDSTAR SYSTEM, INC. 13410 SUTTON PARK DRIVE SOUTH JACKSONVILLE, FL 32224

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 22, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 22, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E20460-P89864 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LANDSTAR SYSTEM, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees:
01) David G. Bannister 02) George P. Scanlon
The Board of Directors recommends you vote FOR proposals 2, 3 and 5 and for ONE year under proposal 4.		For	Against	Abstain				One Year	Two Years	Three Years	Abstain
2.	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.	☐	☐	☐	4.	ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION.		☐	☐	☐	☐
									For	Against	Abstain
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.	☐	☐	☐	5.	APPROVAL OF THE COMPANY’S EXECUTIVE INCENTIVE COMPENSATION PLAN.			☐	☐	☐
NOTE: IN THEIR DISCRETION, EACH OF THE PROXIES IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date					Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report on Form 10-K and Stockholder Letter are available at www.proxyvote.com.

E20461-P89864

LANDSTAR SYSTEM, INC.

Annual Meeting of Stockholders

May 23, 2017 9:00 AM

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints L. Kevin Stout and Michael K. Kneller, jointly and severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes each or both of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Landstar System, Inc., held of record by the undersigned on March 28, 2017, at the Annual Meeting of Stockholders to be held in the offices of Landstar System, Inc., at 13410 Sutton Park Drive South, Jacksonville, Florida 32224 on Tuesday, May 23, 2017, at 9:00 a.m., local time, or any adjournment or postponement thereof. None of the matters to be acted upon, each of which has been proposed by Landstar System, Inc., is related to or conditioned on the approval of other matters.

This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 5 and for ONE year under proposal 4.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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